United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act file number)

WesMark Funds

(Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor

Wheeling, WV 26003

(Address of principal executive offices)

(304) 234-9000

(Registrant’s telephone number)

Karen Gilomen, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: January 1 – December 31, 2020

Item 1. Reports to Stockholders.

(a)

Small Company Growth Fund

Growth Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

Tactical Opportunity Fund

WesMark Funds[SM]

President's Message & Combined Annual Report » 12.31.20

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

President’s Message

December 31, 2020

Dear Fellow Shareholders:

The prior year will not be forgotten, as it was marked by extremes.

Early in 2020, the U.S. economy was recovering from the China Trade war that began in 2019, and domestic economic data suggested growth was improving, led by U.S. industrial production, employment, and business sentiment surveys. However, as the COVID-19 pandemic spread around the world, economic readings began to slow. With approximately two weeks left in the first quarter, the U.S. began to institute wide-ranging lockdowns of businesses, schools, and governmental offices. The result was a 3.4% decline in U.S. gross domestic product (GDP), marking the first quarterly decline since 2009.

With the drop in GDP, the National Bureau of Economic Research (NBER) announced the end of the longest U.S. economic expansion on record. The decline in GDP accelerated in the second quarter as lockdowns continued. U.S. GDP fell by 32.8% in the second quarter, marking the sharpest decline on record. Not to be outdone, as restrictions loosened and pent-up demand was released, U.S. GDP jumped 38% in the third quarter. This recovery marked the sharpest increase in domestic activity on record. The recently released fourth quarter U.S. GDP report shows growth continued, albeit at a moderating pace. The advance reading pointed to 4.0% growth, and it brought the full-year figure to -3.5%. This marks the weakest growth the U.S. has seen since millions of soldiers returned home from World War II in 1946.

The year began with the U.S. unemployment rate at 3.5%, the lowest reading in 50 years. However, as lockdowns increased, the number of job losses accelerated. In the span of two months, the U.S. unemployment rate rose to 14.7%, likely the highest reading since the Great Depression. We say “likely,” as official unemployment statistics didn’t begin to be tracked until 1948. Throughout the year, employment readings continued to improve. However, as renewed COVID-19 restrictions were ramped up in November, seven consecutive months of job gains stopped. Nonfarm payrolls dropped by 140,000 in December, the first payroll decline since the massive 20.8 million drop in April. The U.S. ended the year with an unemployment rate of 6.7%. While much improved from the peak, it remains well away from the Federal Reserve’s “full employment” target.

Unlike prior recessions, personal incomes rose during this recession, as stimulus in the form of tax cuts and direct payments were used to offset the steep increase in unemployment. Personal income rose 4.1% during 2020; however, incomes fell when the 0.5% stimulus was excluded. Stimulus, including enhanced unemployment benefits, direct checks, and government loan programs, supported personal spending and helped employment readings stabilize.

Since 1960, the average U.S. recession has lasted 11.5 months, according to the NBER, the academic organization largely responsible for providing unbiased economic research, including recession indicators. February will mark the one-year anniversary of the start of the recession. Given some current economic readings, it appears likely the NBER will indicate the end of this recession during 2021.

Equity market returns were also extreme during the year. The S&P 500 Index rose to an all-time high reading in February 2020, only to tumble 35.4% to the near term bottom in March. However, equity investors have settled on a “V-shaped” recovery. The S&P 500 Index gained 67.9% from the cycle lows posted on March 23 through the end of the year. As a result, the S&P 500 Index rose 18.4% for the year, with the Russell 2000 Index increasing by 19.9%. Within large cap domestic equities, returns for the year were uneven, as the growth style outpaced value-focused holdings. For the full year of 2020, the S&P 500 Growth Index rose 33.5%, while the S&P 500 Value Index posted a total return of 1.4%. The international market, while positive, posted returns that trailed domestic equities. Developed international equities, as measured by the MSCI EAFA Index, rose 7.6%, and the MSCI Emerging Markets Index gained 17.0% for the year. Equity market volatility, as measured by the VIX Index, rose sharply as equity markets tumbled. The VIX peaked at 82 in March, surpassing highs set during the 2008-09 recession. As the year progressed, the VIX dropped; however, it remained above the long-term average for most of 2020. The year ended at near record levels for all major market indexes.

In addition, the Bloomberg Barclay’s Government/Credit Index rose by 8.9%, as interest rates declined for much of the year. To stabilize the economy, the Federal Reserve aggressively cut rates, reintroduced quantitative easing, and lowered forecasts. The 10-year Treasury started the year at its highest reading, 1.92%. As the pandemic worsened, rates steadily dropped, reaching an intraday low of 0.31% in March. Rates moved higher but still finished the year below 1.0%. Inflation remained low for 2020, led by the dislocation in prices due to lockdowns.

The Funds ended the year with net assets of $992.8 million, an increase of 6.7% from the prior year end. Fund flows were negative for the full year, but were more than fully offset by positive investment performance. Your investment in and support of WesMark Funds is important to us and, as always, we thank you. Our processes are always changing, and we are striving to provide a competitive result to you, our investors. Our investment in the resources necessary to execute a successful investment plan for all of our funds is always top of mind. Your support is instrumental to this success. Should you have any questions, or need additional information about the Funds, please visit our website (www.wesmarkfunds.com) or call 1-800-864-1013.

Sincerely,

Scott Love, CAIA, CIMA®

President, WesMark Funds

www.wesmarkfunds.com

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Small Company Growth Fund

Growth Fund

Balanced Fund

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WesMark Funds℠

Annual Report » 12.31.20

WesMark Small Company Growth Fund » WMKSX

WesMark Growth Fund » WMKGX

WesMark Balanced Fund » WMBLX

WesMark Government Bond Fund » WMBDX

WesMark West Virginia Municipal Bond Fund » WMKMX

WesMark Tactical Opportunity Fund » WMKTX

Table of Contents

December 31, 2020

Management’s Discussion of Fund Performance
Small Company Growth Fund	2
Growth Fund	5
Balanced Fund	8
Government Bond Fund	11
West Virginia Municipal Bond Fund	14
Tactical Opportunity Fund	17
Small Company Growth Fund
Portfolio of Investments Summary Table	20
Portfolio of Investments	21
Growth Fund
Portfolio of Investments Summary Table	23
Portfolio of Investments	24
Balanced Fund
Portfolio of Investments Summary Table	27
Portfolio of Investments	28
Government Bond Fund
Portfolio of Investments Summary Table	33
Portfolio of Investments	34
West Virginia Municipal Bond Fund
Portfolio of Investments Summary Table	39
Portfolio of Investments	40
Tactical Opportunity Fund
Portfolio of Investments Summary Table	45
Portfolio of Investments	46
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	51
Financial Highlights	54
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	73
Shareholder Expense Example	74
Board of Trustees and Trust Officers	75
Additional Information	77
Glossary of Terms	79

Annual Report » December 31, 2020

Management’s Discussion of Fund Performance
WesMark Small Company Growth Fund	December 31, 2020 (Unaudited)

The S&P 500 Index rose to an all-time high in February 2020; however, small cap indices were largely unchanged over this period. As lockdowns roiled markets, small cap indices were also impacted. From the February 20 peak, the Russell 2000 Index dropped by 41% over the next 19 trading days. However, from near-term lows, small cap indices sharply rallied and ended the year near all-time highs.

For 2020, the WesMark Small Company Growth Fund posted a gain of 36.6%, compared to the Russell 2000 Index up 19.9%, and the Lipper Small-Cap Core Fund category gain of 9.2%. Over the past five years, the WesMark Small Company Growth Fund earned an average annual total return of 12.3%, versus 9.9% for the Lipper Small-Cap Core Fund peer group. The Fund’s relative performance for the period was affected by both sector allocation decisions and stock selection.

From a sector perspective, returns were positive across all sectors except for financials and utilities. In terms of highest absolute performance, the S&P 600 Health Care Index and S&P 600 Consumer Discretionary Index led with gains of 31.4% and 27.5%, respectively. Both sectors were well positioned for the impact of COVID-19 and the rise in personal spending. In addition, half of the sectors held in the fund during the year posted gains that exceeded the Russell 2000 Index.

The Fund’s top five sectors accounted for nearly 68% of the fund’s overall allocation for much of the year. We made several changes in the underlying holdings; however, the sector allocation remained largely unchanged for much of the year. As a result, sector selection was as important as stock selection.

Our largest sector allocation, information technology, also posted solid returns for the period. The S&P 600 Information Technology Index rose 27.3% for 2020, while the Fund’s holdings gained 61.0%. For the year, our weighting in the sector was nearly double the benchmark, and half of our holdings outperformed the benchmark. The sector returns were led by Five9 Inc., Teledoc Health Inc., and Varonis Systems Inc.

At the beginning of 2020, the health care sector was our second largest allocation and was modestly overweight relative to the benchmark. Our holdings benefitted from the increased testing for COVID-19 and, later, from the resumption of surgeries and office visits. As the year wore on, we lowered our allocation in favor of more cyclical sectors. For the year, health care holdings posted a return of 25.7%, led by Vocera Communication Inc., Patterson Companies Inc., and Atricure Inc.

We began the year with a neutral weighting relative to the benchmark in the financial services sector. As the pandemic negatively impacted banks’ loan portfolios and earnings outlooks, we added to our positions. When the Federal Reserve introduced stimulus programs and helped support corporate borrowing facilities, we accelerated our buying program. By the end of the second quarter, we were firmly overweight in the sector relative to the benchmark. The sector posted a negative return for the year, but our holdings posted a positive 7.4% return. Much of the return came in the fourth quarter, as the sector benchmark and our holdings posted gains that were above the overall benchmark. For the year, Trupanion Inc., First Foundation Inc., and Ameris Bancorp led.

We also maintained a sizable allocation in the industrial sector, accounting for 16.7% of the final portfolio weight. While overweight relative to the benchmark, the sector decision was not accretive to overall performance. However, security selection was more than additive to returns for the Fund. During the year, our industrial holdings rose by 31.4%, led by Quanta Services Inc., The Shyft Group Inc., and Applied Industrial Technologies Inc.

During 2020, over half of the fund’s holdings outperformed their underlying sector benchmarks with nearly a third posting gains that were greater than the Russell 2000 Index. The average performance for these holdings were compelling for the year, with seven of the top 10 posting returns that exceeded the benchmark. In addition to the strong performers mentioned above, the Fund saw sizable gains in Freshpet Inc. (+141.7%), Chegg Inc. (+138.0%), and Lithia Motors (+106.6%). In general, holdings that produced losses were smaller positions and were used to offset recognized gains from other holdings. Our top 10 holdings accounted for 35.9% of the overall market value of the Fund.

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
Quanta Services, Inc.	5.9%
Cloudera, Inc.	5.4%
Pure Storage, Inc.	3.7%
LivePerson, Inc.	3.4%
Lithia Motors, Inc.	3.4%
Syneos Health, Inc.	3.2%
Stifel Financial Corp.	3.0%
Scotts Miracle-Gro Co.	2.7%
Vocera Communications, Inc.	2.6%
I3 Verticals, Inc.	2.6%
Total Net Assets	35.9%

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2020 (Unaudited)	WesMark Small Company Growth Fund

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Annual Report | December 31, 2020	3

Management’s Discussion of Fund Performance
WesMark Small Company Growth Fund	December 31, 2020 (Unaudited)

GROWTH of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund (the “Fund”) from December 31, 2010 to December 31, 2020, compared to the Russell 2000® Index (“Russell 2000®”)** and the Lipper Small-Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2020

1 Year	5 Years	10 Years
36.61%	12.33%	10.08%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.28%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The Russell 2000® measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. It is not possible to invest directly in an index.
***	The information presented for the LSCCFA is the average of the total returns of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2020 (Unaudited)	WesMark Growth Fund

The WesMark Growth Fund posted a total return of 26.3% for the year ended December 31, 2020, compared to the Lipper Large-Cap Core Funds category average of 16.7%. During the year, equity indices were negatively impacted by the COVID-19-led recession, but they quickly rallied as lockdown restrictions eased. From March lows, the S&P 500 Index surpassed prior all-time highs by August, or six months after the official start of the recession. This marked one of the fastest recoveries on record, ending up 18.4% for 2020. However, the recovery was uneven with growth stocks posting gains that were well above value stocks. For the full year of 2020, the S&P 500 Growth Index rose 33.5%, while the S&P 500 Value Index posted a total return of 1.4%.

For the year, the WesMark Growth Fund was well positioned with a focus in more cyclical sectors. For the period, the Fund’s largest overweight allocations relative to the benchmark were information technology, health care, and industrials. The lockdowns drove businesses to discover different ways to remotely connect workers given travel restrictions, social distancing requirements, and need for increased flexibly. This drove increased spending for consumers and business, and helped earnings in the sector for the year. Increased testing, and the rush to provide a vaccine, helped some health care companies report compelling revenue growth. However, the interruption of services, including routine office visits and non-essential surgeries, caused many other health care companies to show a decline in revenues and earnings for the year. The S&P 500 Index Health Care sector return was positive for the year (+13.4%), but it did not exceed returns for the S&P 500 Index.

The WesMark Growth Fund started the year with nearly a third of its total allocation committed to information technology, well above the S&P 500 Index allocation. For the year, the S&P 500 Information Technology sector rose 43.9%. The decision to overweight the sector and security selection was accretive to the overall performance for the Fund. Nearly all holdings posted returns above the S&P 500 Index, while slightly less than half reported returns above the sector benchmark. Returns for the year were led by PayPal Holdings (+115.9%), ServiceNow Inc. (+92.2%)., and Apple Inc. (+81.6%).

Security selection was positive within the health care sector. The Fund’s health care holdings were up 16.1%, exceeding that of the S&P 500 Health Care Index’s return of 13.4%. Several our holdings have played an important part in COVID-19 testing and the search for a vaccine. Abbott Laboratories (+27.8%) was one of the first companies to develop a reliable test for the detection of the virus. In addition, companies that provide consumables and testing equipment, Thermo Fischer Scientific (+43.7%) and Iqvia Holdings Inc. (+16.0%), were accretive to performance for the sector.

For most of the year, the Fund maintained a weighting above the S&P 500 Index’s exposure to the Consumer Discretionary sector. The sector posted a total return that was above the S&P 500 Index, while our holdings performed slightly better for the period. The results were led by Amazon.com (+75.2%), which was our largest holding for most of the year.

Our top 10 holdings accounted for 35.9% of the overall market value of the Fund. All 10 of these holdings reported total returns for the year that exceeded the S&P 500 Index. In addition to the strong performers mentioned above, the fund saw sizable gains in Blackrock Inc. (+49.7%), Broadcom Inc. (+44.3%), and Salesforce.com Inc. (+36.6%).

The Fund exited the year with strong momentum. Maintaining a price discipline in the security selection process benefited the fund, as the market grew more focused on value and valuation levels than growth at any price.

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
Amazon.com, Inc.	5.1%
Apple, Inc.	4.9%
BlackRock, Inc.	4.3%
UnitedHealth Group, Inc.	3.9%
Broadcom, Inc.	3.8%
salesforce.com, Inc.	3.2%
Alphabet, Inc.	2.9%
Walt Disney Co.	2.7%
Mastercard, Inc.	2.6%
Facebook, Inc.	2.5%
Total Net Assets	35.9%

Annual Report | December 31, 2020	5

Management’s Discussion of Fund Performance
WesMark Growth Fund	December 31, 2020 (Unaudited)

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested. For the 10-, 5-, 3- and 1- year periods, the Growth Fund was ranked 338 out of 406, 298 out of 516, 158 out of 578, and 23 out of 638 as of 12/31/20 in the Large Cap Core Funds category. Lipper does not guarantee the accuracy of the information. Lipper rankings are not intended to predict future results.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2020 (Unaudited)	WesMark Growth Fund

GROWTH of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 2010 to December 31, 2020, compared to the Standard and Poor’s 500® Index (“S&P 500®”)** and Lipper Large-Cap Core Funds Average (“LLCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2020

1 Year	5 Years	10 Years
26.31%	13.36%	11.14%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.15%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The S&P 500® measures the performance of 500 large-cap U.S. companies. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.
***	The information presented for the LLCCFA is the average of the total returns of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2020	7

Management’s Discussion of Fund Performance
WesMark Balanced Fund	December 31, 2020 (Unaudited)

The WesMark Balanced Fund provided a total return of 5.1% for the year ended December 31, 2020, compared to the Lipper Balanced Fund Average of 11.7%. The Fund seeks to achieve capital appreciation and income by allocating its assets primarily among fixed income and equity securities. The Fund began the year with 35% in fixed income and cash equivalents; however, as equity indexes fell, we reduced cash to build equity positions. The asset allocation at year-end was 30.6% fixed income, 69.0% common equity, and 0.4% cash equivalents.

The Fund’s focus on value stocks was out of favor during the year. In 2020, the S&P 500 Growth Index rose 33.5%, while the S&P 500 Value Index posted a total return of 1.4%. In addition, the recession led by the COVID-19 lockdown resulted in several companies suspending dividends or halting increases. Toward the end of the year, a number of these companies reinstated dividends. Historically, companies have reinstated dividends as recessions have come to an end. We expect to see a similar trend as this recession concludes.

In addition, the Fund’s focus on high-quality and shorter-duration fixed income holdings did not benefit as much given the changes in interest rates. The 10-year Treasury started the year at its highest reading, 1.92%. As the pandemic worsened, rates steadily dropped, reaching an intraday low of 0.31% in March. The Federal Reserve’s aggressive rate reduction and quantitative easing programs kept yields low for much of the year, and the 10-year Treasury remained below 1.0% for the remainder of 2020. The Bloomberg Barclay’s Government/Credit Index rose by 8.9%, while the Bloomberg Barclays US Corporate High Yield Index rose 7.1%.

The Fund continued to maintain a relatively short fixed income structure with a modified duration of 3.3 years, compared to the fixed income benchmark duration of 6.0 years. All fixed income securities held in the Fund at year-end remained investment grade as determined by a nationally recognized statistical rating organization. The largest exposure in the fixed income allocation was corporate debt, which provided a return for the Fund’s fixed income sector of 4.7%, compared to the Lipper Core Bond Fund Index return of 8.6%. Taxable municipal bonds provided a return of 7.2%, compared to the benchmark’s 4.4% return. The Fund’s fixed income structure remained in a position to benefit from a rising interest rate environment and a steeper yield curve. The unexpected decline in interest rates as the year progressed was a negative for the Fund, as the short-maturity structure does not benefit from the associated price increase of lower rates that intermediate and long-term debt instruments do.

As highlighted above, value-focused stocks and sectors significantly underperformed the broad benchmarks for the year. Overall, our equity holdings posted returns above the value benchmark, but they were below the S&P 500 Index for the year. The portfolio’s largest equity allocations were in the health care and information technology sectors. Such companies have a history of increasing their dividend on a regular basis. The health care sector provided a positive, absolute contribution to the Fund’s performance, although security selection was negative to performance. For the year, Abbvie Inc. and Eli Lilly Inc., our first and second largest holdings in the health care allocation, respectively, posted returns that were above the sector benchmark. However, remaining health care holdings in the Fund underperformed. The Fund’s second largest sector, Information Technology, at 21.9%, was below the weighting within the S&P 500 Index. Apple Inc., the Fund’s largest holding, and Applied Materials reported returns that were above the sector benchmark.

The consumer staples sector was our largest overweight relative to the S&P 500 Index. While the sector underperformed the broad benchmark, security selection was accretive to performance. The compelling results were led by Sysco Corp. and Walmart Inc.

Of the remaining top performing names for the year, United Parcel Service (+56.4%), Target Corp. (+40.5%), and Comcast Corp. (+38.2%) all posted returns that were accretive to the Fund’s overall performance for the year.

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
Apple, Inc.	6.3%
Cisco Systems, Inc.	3.5%
AbbVie, Inc.	3.3%
Texas Instruments, Inc.	2.9%
Discover Financial Services	2.8%
Target Corp.	2.3%
Eli Lilly & Co.	2.2%
Merck & Co., Inc.	2.1%
PepsiCo, Inc.	2.1%
Conagra Brands, Inc.	1.9%
Total Net Assets	29.4%

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2020 (Unaudited)	WesMark Balanced Fund

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 241 out of 396, 320 out of 478, 388 out of 511, and 484 out of 529 as of 12/31/20 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2020	9

Management’s Discussion of Fund Performance
WesMark Balanced Fund	December 31, 2020 (Unaudited)

GROWTH of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2010 to December 31, 2020, compared to the Standard and Poor’s 500® Index (“S&P 500®”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”)****, and a combined index consisting of 60% S&P 500® and 40% BCIGCI (“Balanced Composite Index”)*****.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2020

1 Year	5 Years	10 Years
5.05%	7.94%	7.17%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.28%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500®, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The S&P 500® measures the performance of 500 large-cap U.S. companies. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.
***	The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
****	The information presented for the LBFA is the average of the total returns of the 30 largest U.S. Balanced Funds. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.
*****	The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. The Balanced Composite Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. It is not possible to invest directly in an index or average.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2020 (Unaudited)	WesMark Government Bond Fund

Headlines were dominated by the COVID-19 virus in 2020. The global shutdown of non-essential activities and travel resulted in the largest economic disaster since the Great Depression. Coordinated monetary and fiscal stimulus from central banks and governments worldwide have helped blunt the economic downside, and the U.S. government released a wide array of legislation to help all areas of the economy. This included checks to Americans based on income level and family size, as well as grants and forgivable loans to hard-hit industries and small businesses.

The Federal Reserve had its own response to the risk. On March 3 2020, it lowered the Federal Funds Target Rate by 0.50% and did so again by another 1.00% on March 15 2020. These changes moved the Federal Funds Rate to a range of 0.00% to 0.25%, a target that had not been seen since 2015. In addition, the Federal Reserve pledged to continue its asset purchase program of $80 billion in U.S. Treasuries and $40 billion of mortgage-backed securities per month until its dual mandate of full employment and a 2.00% inflation rate is attained. The Federal Reserve created new programs to provide liquidity, prop up the economy, and stimulate companies and local governments.

In March, the Federal Reserve pledged to buy as much government debt as needed to strengthen the housing market and announced plans to purchase corporate bonds, including the riskiest investment-grade credit, for the first time in history. In April, it entered the municipal bond market by purchasing bonds issued by states and cities, as local governments were seeing budgets impacted by the virus outbreak.

The 10-year U.S. Treasury ended 2020 with a yield of 0.91%, compared to 1.92% from the previous year. The 10-year yield reached a record low of 0.51% in early August. U.S. Treasury yields experienced a decline in 2020 with the largest changes occurring in late February and early March, as the U.S. saw rising COVID-19 cases. History was set on March 9, 2020 when U.S. Treasury bonds with maturities from two years to 30 years reported yields of less than 1.00%.

The U.S. Treasury yield curve finished the year lower but steeper, as short-term interest rates fell more than longer-term rates in response to the U.S. central bank’s emergency rate cuts in March. The 2-year to 10-year U.S. Treasury yield spread ended 2020 at 79 basis points, the widest since 2017. The U.S. Treasury markets anticipated the greater likelihood of increased Treasury issuance following the continuation of emergency and ongoing stimulus spending.

Although the U.S. 10-year Treasury reached historic lows of 0.51% in this period, the U.S. fixed income markets did not experience the negative yields reported in Europe and Japan. Globally, negatively yielding debt increased to approximately $18 trillion during 2020.

With most of the country shutting down in March, concerns mounted over the possible impact COVID-19 could have on the economy, leading to sharp moves in various fixed-income sectors. Credit spreads widened in March to levels not seen since the Great Recession. With the intervention of numerous government programs, liquidity concerns abated. The outperformance of most fixed-income spread products was almost exclusively driven by the decline in U.S. Treasury yields, and credit spreads compressed to pre-pandemic levels.

Taxable municipal securities had a total return of 10.5% in 2020, as they benefited from their longer duration in the declining interest rate environment. Investment grade corporates posted a total return of 9.8% in 2020 with longer-maturity bonds showing greater total return than shorter-maturity bonds. U.S. Treasuries finished 2020 with a total return of 8.2%. U.S. Government Agency Mortgage-Backed Securities faced increased volatility with the onset of COVID-19 due to its then potential impact on the housing market. U.S. Government Agency MBS credit spreads widened with the onset of the virus; however, spreads tightened dramatically from their highs, as the Federal Reserve announced its plans to resume the purchase of mortgage-backed securities. Although MBS recovered from such lows, given monetary and fiscal policy, it lagged the outperformance in corporate credit markets, posting a total return of 4.1% in the period. With the significant decline in U.S. Treasury yields, homeowner refinancing accelerated, resulting in faster prepayment speeds on mortgage-related securities.

Total mortgage securities guaranteed by Fannie Mae and Freddie Mac represented 67% of the fund as of December 31, 2020, as compared to 79% of the fund on December 31, 2019. The mortgage allocation included:

››     Fannie Mae and Freddie Mac-guaranteed mortgage pools (MBS, 22% of allocation);

››     Collateralized mortgage obligations (CMO, 34% of allocation);

››     And commercial mortgage securities (CMBS, 11% of allocation).

Small Business Administration securities accounted for 5% of the portfolio; U.S. Government Agency Securities accounted for 2%; and Taxable Municipal Securities accounted for 19%. The portfolio ended 2020 with a 7% cash position. Mortgage-related securities within the fund had a total return of 3% in the period, compared to the Lipper U.S. Government Mortgage Fund Index of 5.3%. Taxable Municipal Securities had a total return of 9.0%, compared to the Lipper Intermediate Municipal Fund Index return of 4.4%.

The WesMark Government Bond Fund had a total return of 3.46% for calendar year 2020. The Lipper General U.S. Government Bond Fund average return was 7.66%, and the Barclay’s U.S. Government Credit Bond Index was 6.43% for the same period. The duration of the securities within the fund was 6.3 years as of December 31, 2020, compared to 4.0 years as of December 31, 2019. The duration of the Barclay’s U.S. Government Credit Index was 7.5 years at the end of the period. The fund normally invests at least 80% of its assets in U.S. Government fixed-income securities. With credit spreads and treasury yields compressing, risk-adjusted returns favored credit over U.S. Treasury and U.S. Government Agency Securities. The WesMark Government Fund’s shorter duration and limited credit exposure constrained its performance relative to its benchmark.

Annual Report | December 31, 2020	11

Management’s Discussion of Fund Performance
WesMark Government Bond Fund	December 31, 2020 (Unaudited)

TOP 10 BOND HOLDINGS

Name	Rate	Maturity	% of Total Net Assets
Government National Mortgage Association GNR 2020-134 ED	2.000%	DUE 9/20/2050	4.4%
Freddie Mac Multifamily Structured Pass Through Certificates FHMS KF60 A	0.643%	DUE 2/25/2026	3.9%
United States Small Business Administration SBAP 2010-20C 1	4.190%	DUE 3/1/2030	2.4%
Fannie Mae Pool FN MA2711	3.000%	DUE 8/1/2046	2.4%
Government National Mortgage Association GNR 2020-134 GD	2.000%	DUE 12/31/2049	2.2%
Freddie Mac REMICS FHR 5020 TP SEP 20 2%	2.000%	DUE 12/31/2049	2.2%
Freddie Mac Multifamily Structured Pass Through Certificates FHMS Q013 APT2	1.292%	DUE 5/25/2050	2.2%
Freddie Mac Strips FHS 330 F4 FHS 330 F4	0.499%	DUE 10/15/2037	2.1%
Fannie Mae Pool FN BO9776 FN BO9776	3.965%	DUE 3/1/2049	2.0%
Government National Mortgage Association GNR 2020-8 B	2.600%	DUE 1/16/2061	1.8%
Total Net Assets			25.6%

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

12	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2020 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10, 000 invested in WesMark Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2010 to December 31, 2020, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**, the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUSFA”).****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2020

1 Year	5 Years	10 Years
3.46%	2.26%	2.02%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.04%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA and the LGUSFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.
**	The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	The information presented for the LIGFA is the average of the total returns of funds designated by Lipper as falling into the category of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.
****	The information presented for the LGUSFA is the average total returns of funds designated by Lipper as falling into the category of funds that invest primarily in U.S. government and agency issues. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2020	13

Management’s Discussion of Fund Performance
WesMark West Virginia Municipal Bond Fund	December 31, 2020 (Unaudited)

Headlines were dominated by the COVID-19 virus in 2020. The global shutdown of non-essential activities and travel resulted in the largest economic disaster since the Great Depression. Coordinated monetary and fiscal stimulus from central banks and governments worldwide have helped blunt the economic downside, and the U.S. government released a wide array of legislation to help all areas of the economy. This included checks to Americans based on income level and family size, as well as grants and forgivable loans to hard-hit industries and small businesses.

The Federal Reserve had its own response to the risk. On March 3, 2020, it lowered the Federal Funds Target Rate by 0.50% and did so again by another 1.00% on March 15, 2020. These changes moved the Federal Funds Rate to a range of 0.00% to 0.25%, a target that had not been seen since 2015. In addition, the Federal Reserve pledged to continue its asset purchase program of $80 billion in U.S. Treasuries and $40 billion of mortgage-backed securities per month until its dual mandate of full employment and a 2.00% inflation rate is attained. The Federal Reserve created new programs to provide liquidity, prop up the economy, and stimulate companies and local governments.

In March, the Federal Reserve pledged to buy as much government debt as needed to strengthen the housing market and announced plans to purchase corporate bonds, including the riskiest investment-grade credit, for the first time in history. In April, it entered the municipal bond market by purchasing bonds issued by states and cities, as local governments were seeing budgets impacted by the virus outbreak.

The 10-year U.S. Treasury ended 2020 with a yield of 0.91%, compared to 1.92% from the previous year. The 10-year yield reached a record low of 0.51% in early August. U.S. Treasury yields experienced a decline in 2020 with the largest changes occurring in late February and early March, as the U.S. saw rising COVID-19 cases. History was set on March 9, 2020 when U.S. Treasury bonds with maturities from two years to 30 years reported yields of less than 1.00%.

The U.S. Treasury yield curve finished the year lower but steeper, as short-term interest rates fell more than longer-term rates in response to the U.S. central bank’s emergency rate cuts in March. The 2-year to 10-year U.S. Treasury yield spread ended 2020 at 79 basis points, the widest since 2017. The U.S. Treasury markets anticipated the greater likelihood of increased Treasury issuance following the continuation of emergency and ongoing stimulus spending.

Although the U.S. 10-year Treasury reached historic lows of 0.51% in this period, the U.S. fixed income markets did not experience the negative yields reported in Europe and Japan. Globally, negatively yielding debt increased to approximately $18 trillion during 2020.

When COVID-19 first appeared, municipal investors were uneasy about how state and local governments would be able to function. In addition to providing stimulus for individuals, the unemployed, and small business, the federal government’s $150 billion CARES ACT provided funding for municipal governments. However, the funding was only to reimburse pandemic-related expenses and not to supplement revenue shortfalls. The $900 billion relief bill passed in December 2020 contained $157 billion of direct aid to certain municipal sectors, such as health care, transportation, and education. The federal government also created the Municipal Liquidity Facility. This program was designed to purchase municipal debt securities from state and local governments to enhance liquidity and provide stability to the municipal markets.

The onset of the COVID-19 pandemic, and the dislocation related to government actions, created a challenging credit environment for municipal issuers. The pandemic-induced recession disproportionately impacted certain service industries and lower-wage earners. Tourism dependent states such as Hawaii, Florida, Nevada, and Alaska faced budgetary concerns. In aggregate, local governments receive three-quarters of their tax revenues from property taxes, leaving just a quarter of their revenues being derived from the most sensitive receipts such as sales, income, and hospitality taxes. The pandemic induced lockdown did not have a destructive effect on housing, as most regions of the country experienced house price appreciation. Although mortgage delinquencies increased, the worst case scenario was avoided by forbearance programs that shift property tax responsibilities to the mortgage servicers. Similar to the state level, local governments that are funded to a greater degree by sales and income taxes that rely on tourism faced revenue and liquidity concerns.

West Virginia was not initially affected as hard by the economic disruptions caused by the pandemic. It was the last state to report a coronavirus case in mid-March. After initial shutdowns, the state experienced a rapid decline in employment like the rest of the United States West Virginia lost 92,000 jobs from March to April, but it recovered approximately 60% of those lost jobs. The state ended 2019 with an unemployment rate of 5.1%, and after reaching a peak of 15.9% in April, it ended 2020 with an unemployment rate of 6.3%.

The state responded proactively to the virus-induced 2020 budget gap of $300 million. It reduced expenditures by approximately $200 million, and it implemented the use of approximately $100 million in one-time revenue sources, including $57 million of CARES ACT funding. West Virginia maintains a statutorily required rainy day fund. State code requires 50% of all general fund surplus revenue to be deposited into this rainy day fund until it exceeds 13% of state appropriations for the previous fiscal year. The rainy day fund can be used to offset revenue shortfalls, fund emergency revenue needs in the case of acts of God or natural disasters, or for other needs as determined by the legislature. The rainy day fund balance as of October 31, 2020 was $898 million, approximately 19.6% of estimated 2021 general revenues.

After sustaining deep losses with the onset of the pandemic, as federal stimulus programs were rolled out, tax-exempt municipal bonds rebounded and finished 2020 with a total return of 5.3%. In this low interest rate environment, municipal investors extended their maturity structures and reduced their credit qualities. Tax-exempt municipal securities with longer-dated maturity terms of 22 years and beyond posted returns of 6.5%. By contrast, shorter-term bonds with maturities of three to seven years posted a total return of 4.1% in 2020.

14	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2020 (Unaudited)	WesMark West Virginia Municipal Bond Fund

The WesMark West Virginia Municipal Bond Fund saw a total return of 3.48% in 2020. The Fund’s benchmark, the Bloomberg Barclays Municipal 5-year Index, total return was 4.29% for the period. The Lipper Other States Municipal Debt Fund return was 4.17%.

The duration of the fund was 3.7 years, as of December 31, 2020, as compared to 4.0 years on December 31, 2019. The net investment income dividend (excluding capital gains distributions) was $0.18 per share for the report period, compared to $0.20 per share for the prior report period. Approximately 97.68% of the dividend was derived from West Virginia Municipal Securities, and it was exempt from federal and state income tax for West Virginia residents. At the end of the report period, 88% of the portfolio securities were BBB rated or higher with 5% rated AAA. The shorter duration and maturity structure of the fund limited its performance relative to its benchmark.

TOP 10 BOND HOLDINGS
Name	% of Total Net Assets
Preston County Board of Education General Obligation Unlimited Bonds	2.9%
Ohio County Board of Education	2.8%
West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program)	2.7%
Hancock, WV	1.9%
West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities)	1.8%
Cabell County Board of Education	1.8%
Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds	1.5%
West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public)	1.5%
Hampshire County, West Virginia, Building Commission Revenue Bonds	1.5%
Borough of Plum PA	1.5%
Total Net Assets	19.9%

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Annual Report | December 31, 2020	15

Management’s Discussion of Fund Performance
WesMark West Virginia Municipal Bond Fund	December 31, 2020 (Unaudited)

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2010 to December 31, 2020, compared to the Bloomberg Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)**, the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”)*** and the Lipper Other States Muni Debt Fund Average ("LOSMFA").****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2020

1 Year	5 Years	10 Years
3.48%	2.53%	3.08%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.10%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	The LIMDFA is an unmanaged index of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. These figures do not reflect sales charges. It is not possible to invest directly in an average.
****	The LOSMFA is an unmanaged index of funds that limit assets to those securities exempt from taxation in a specified state or city. These figures do not reflect sales charges. It is not possible to invest directly in an average.

16	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2020 (Unaudited)	WesMark Tactical Opportunity Fund

We began 2020 with an allocation to equity markets that was slightly below the neutral target, while fixed income was slightly above a neutral weight. The yield on the 10-year Treasury was close to 2.0%, and the S&P 500 Index was moving toward an all-time high. While economic readings were supporting a modest increase in growth, the underlying company fundamentals were suggesting robust growth. As a result, we were more cautious on our allocation and holding decisions. We did not anticipate a global pandemic that would push the U.S. economy into a global recession; however, our allocation decisions allowed us to capitalize on the dislocation in financial markets.

During the selloff in equity markets, we were able to reduce our fixed income holdings and cash and increase our equity holdings. The increase in equities moved our holdings to the upper end of our target allocation from below neutral weight. Also, equity holdings were focused on traditional early economic recovery sectors. Within our fixed income exposure, we shifted to include more corporate debt and convertible securities, in an effort to take advantage of the equity market recovery and improving fixed income spreads.

By the end of the second quarter, the S&P 500 Index rose 38% from the near-term low and surpassed prior peak readings. We remained near the upper end of our equity target, and at the lower end of the fixed income allocation. Cash was building within the portfolio, but it remained in line with the neutral weight. Our holdings within the allocations remained largely unchanged. By the start of September, cash within the portfolio rose to nearly 10%. During the brief sell off in equity markets that month, we were able to put some cash to work. We increased our equity holdings and added to our corporate bond holdings. As a result, we ended the quarter with cash below 3% and equities back to the upper end of our allocation range.

As we closed out 2020, we remained near the upper end of our equity exposure at 72%. This was primarily focused domestically with a preference for value and cyclical holdings. Our fixed income allocation remained near the lower end of our target, given our view on interest rates over the next several quarters. The current allocation is focused on corporate debt with a smaller holding in emerging markets debt.

For the year, the WesMark Tactical Opportunity Fund posted a total return of 8.5%, compared to the Lipper Flexible Funds category return of 9.3%. On a trailing three year, the WesMark Tactical Opportunity Fund reported a 6.2% annualized return, compared to the Lipper category’s 5.6% annualized return. Since the Fund’s inception, March 1, 2017, the WesMark Tactical Opportunity Fund posted an annualized total return of 7.2%. That is compared to the MSCI All World Index’s return of 12.7% and the U.S. BarCap Aggregate Bond Index’s return of 4.7% for same period.

For the year, several of our industry-specific holdings posted solid returns. Our decision to focus on technology and consumer focused holdings, SPDR Technology Sector ETF (+17.4%) and First Trust Consumer Discretionary ETF (+16.5%), helped our performance during the period. In addition, our exposure to biotechnology and materials companies was accretive to performance. The iShares NASDAQ Biotechnology ETF rose 12.2%, while the SPDR Materials Sector increased by 11.0% during the holding period. The commodities and precious metals exposure helped lower the overall volatility during the pandemic and performed well in the early part of the recovery. The iShares Silver ETF and SPDR Gold ETF rose 31.9% and 16.3%, respectively. Our expanded commodities exposure, Invesco Diversified Commodity ETF, gained 10.3% for the holding period.

Within our fixed income allocation, our non-traditional holdings provided the most accretive returns for the Fund. The SPDR Convertible Securities ETF and iShares High Yield Corporate Bond ETF gained 21.7% and 12.1%, respectively, for the holding period.

Our top 10 holdings accounted for 79.9% of the overall market value of the Fund.

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
SPDR S&P 500 ETF Trust	17.6%
Vanguard Mega Cap Value ETF	13.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	11.1%
iShares JP Morgan USD Emerging Markets Bond ETF	6.9%
iShares Russell 2000 ETF	6.5%
Materials Select Sector SPDR Fund	5.4%
Industrial Select Sector SPDR® Fund	5.3%
iShares MSCI EAFE ETF	5.0%
iShares iBoxx High Yield Corporate Bond ETF	4.8%
iShares MSCI Emerging Markets ETF	4.2%
Total Net Assets	80.0%

Annual Report | December 31, 2020	17

Management’s Discussion of Fund Performance
WesMark Tactical Opportunity Fund	December 31, 2020 (Unaudited)

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

18	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2020 (Unaudited)	WesMark Tactical Opportunity Fund

GROWTH of $10,000 invested in WesMark Tactical Opportunity Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Tactical Opportunity Fund (the “Fund”) from March 1, 2017 to December 31, 2020, compared to the Tactical Composite Index (“Composite”)**, The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index ***, and the Lipper Flexible Portfolio Funds****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2020

1 Year	3 Years	Since Inception (3/1/17)
8.48%	6.24%	7.06%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.69%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Composite, the MSCI ACWI and the US BarCap Agg have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The Tactical Composite Index is comprised of a combination of 60% of MSCI All World Index (“ACWI”) 30% Bloomberg Barclays US Aggregate Index and 10% of HFRI Fund of Funds Index. The Tactical Composite Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds. The HFRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
****	The Lipper Flexible Portfolio Funds is an unmanaged index of funds that allocate their investments to both domestic and foreign securities across traditional asset classes with a focus on total return. The traditional asset classes utilized are common stocks, bonds, and money market instruments. Lipper Flexible Portfolio Funds is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Report | December 31, 2020	19

Portfolio of Investments Summary Table
WesMark Small Company Growth Fund	December 31, 2020 (Unaudited)

As of December 31, 2020, the Fund's Portfolio Composition(1) was as follows:

Percentage of
Portfolio Composition	Total Net Assets
COMMON STOCKS	94.6%
SHORT TERM INVESTMENTS(2)	1.9%
EXCHANGE TRADED FUNDS (ETF)	0.2%
OTHER ASSETS AND LIABILITIES - NET(3)	3.3%
TOTAL NET ASSETS	100.0%

As of December 31, 2020, the Fund's Sector composition(4) was as follows:

Percentage of
Sector Composition	Total Net Assets
Information Technology	25.0%
Financials	24.2%
Health Care	16.2%
Industrials	14.4%
Consumer Discretionary	8.0%
Materials	3.3%
Consumer Staples	1.8%
Communication Services	1.7%
Exchange Traded Funds	0.2%
Equity Portfolio Sub-Total	94.8%
Short Term Investments(2)	1.9%
Other Assets and Liabilities - Net(3)	3.3%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

20	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2020	WesMark Small Company Growth Fund

Shares/Principal Amount		Value
COMMON STOCKS-94.6%
COMMUNICATION SERVICES-1.7%
	Interactive Media & Services-1.7%
61,027	Cargurus, Inc.(1)	$1,936,387

TOTAL COMMUNICATION SERVICES		1,936,387

CONSUMER DISCRETIONARY-8.0%
	Automotive Retail-3.4%
13,411	Lithia Motors, Inc., Class A	3,924,997

	Consumer Electronics-2.3%
112,245	Sonos, Inc.(1)	2,625,411

	Education Services-0.8%
9,692	Chegg, Inc.(1)	875,478

	Industirals-1.5%
40,816	Korn Ferry	1,775,496

TOTAL CONSUMER DISCRETIONARY		9,201,382

CONSUMER STAPLES-1.8%
	Packaged Foods & Meats-1.8%
8,311	Freshpet, Inc.(1)	1,180,079
29,133	Simply Good Foods Co.(1)	913,611
		2,093,690
TOTAL CONSUMER STAPLES		2,093,690

FINANCIALS-24.2%
	Asset Management & Custody Banks-1.0%
45,729	Victory Capital Holdings, Inc., Class A	1,134,536

	Consumer Finance-1.2%
19,188	FirstCash, Inc.	1,343,928

	Investment Banking & Brokerage-3.8%
21,786	Moelis & Co.	1,018,713
68,312	Stifel Financial Corp.	3,446,998
		4,465,711
	Life & Health Insurance-1.0%
10,000	Trupanion, Inc.(1)	1,197,100

	Regional Banks-17.0%
27,827	Ameris Bancorp	1,059,374
34,808	Atlantic Union Bankshares Corp.	1,146,576
37,281	BancorpSouth Bank	1,022,991

Shares/Principal Amount		Value
62,942	BankUnited, Inc.	$2,189,123
16,169	Banner Corp.	753,314
23,121	Community Bank System, Inc.	1,440,670
46,246	First Bancorp/Southern Pines, NC	1,564,502
120,427	First Foundation, Inc.	2,408,540
27,433	First Interstate BancSystem, Inc.	1,118,443
20,178	First Midwest Bancorp, Inc.	321,234
52,504	Old National Bancorp	869,466
19,244	Pinnacle Financial Partners, Inc.	1,239,314
6,561	Signature Bank/New York NY	887,638
14,014	South State Corp.	1,013,212
107,904	Sterling Bancorp	1,940,114
28,160	Trustmark Corp.	769,050
		19,743,561
TOTAL FINANCIALS		27,884,836

HEALTH CARE-16.2%
	Health Care Distributors-1.0%
38,036	Patterson Cos., Inc.	1,127,007

	Health Care Equipment-3.9%
16,227	AtriCure, Inc.(1)	903,357
18,367	Hill-Rom Holdings, Inc.	1,799,415
17,206	Integra LifeSciences Holdings Corp.(1)	1,117,014
7,677	Tandem Diabetes Care, Inc.(1)	734,535
		4,554,321
	Health Care Supplies-1.7%
25,014	Neogen Corp.(1)	1,983,610

	Health Care Technology-2.6%
73,397	Vocera Communications, Inc.(1)	3,048,177

	Life Sciences Tools & Services-7.1%
11,284	Charles River Laboratories International, Inc.(1)	2,819,420
8,632	ICON PLC(1)	1,683,067
55,062	Syneos Health, Inc.(1)	3,751,374
		8,253,861
TOTAL HEALTH CARE		18,966,976

INDUSTRIALS-14.4%
	Aerospace & Defense-2.0%
29,619	Moog, Inc., Class A	2,348,787

	Air Freight & Logistics-0.5%
10,473	Atlas Air Worldwide Holdings, Inc.(1)	571,197

Annual Report | December 31, 2020	21

Portfolio of Investments
WesMark Small Company Growth Fund	December 31, 2020

Shares/Principal Amount		Value
	Building Products-1.8%
31,183	AAON, Inc.	$2,077,723

	Construction & Engineering-6.8%
10,000	Construction Partners, Inc.(1)	291,100
28,922	Granite Construction, Inc.	772,507
94,810	Quanta Services, Inc.	6,828,216
		7,891,823
	Construction Machinery & Heavy Trucks-1.8%
72,715	Shyft Group, Inc.	2,063,652

	Machinery-Diversified-1.0%
14,705	Applied Industrial Technologies, Inc.	1,146,843

	Transportation-0.5%
25,529	Schneider National, Inc.	528,450

TOTAL INDUSTRIALS		16,628,475

INFORMATION TECHNOLOGY-25.0%
	Application Software-10.1%
33,683	Box, Inc., Class A(1)	607,978
451,744	Cloudera, Inc.(1)	6,283,759
5,000	Five9, Inc.(1)	872,000
63,590	LivePerson, Inc.(1)	3,957,206
		11,720,943
	Data Processing & Outsourced Services-2.6%
89,495	I3 Verticals, Inc., Class A(1)	2,971,234

	Electronic Components-1.5%
91,551	Knowles Corp.(1)	1,687,285

	Electronic Equipment & Instruments-1.4%
17,549	OSI Systems, Inc.(1)	1,635,918

	IT Consulting & Other Services-1.0%
12,363	Science Applications International Corp.	1,170,034

	Systems Software-4.3%
14,993	Qualys, Inc.(1)	1,827,197
19,446	Rapid7, Inc.(1)	1,753,251
8,807	Varonis Systems, Inc.(1)	1,440,913
		5,021,361
	Technology Distributors-0.6%
9,232	SYNNEX Corp.	751,854

Shares/Principal Amount		Value
	Technology Hardware, Storage & Peripherals-3.7%

191,005	Pure Storage, Inc., Class A(1)	$4,318,623

TOTAL INFORMATION TECHNOLOGY		29,277,252

MATERIALS-3.3%
	Diversified Chemicals-0.6%
29,163	Huntsman Corp.	733,158

	Fertilizers & Agricultural Chemicals-2.7%
15,605	Scotts Miracle-Gro Co.	3,107,580

TOTAL MATERIALS		3,840,738

TOTAL COMMON STOCKS
(Cost $57,712,004)		109,829,736

EXCHANGE TRADED FUNDS-0.2%
1,121	Vanguard® Small-Cap ETF	218,236

TOTAL EXCHANGE TRADED FUNDS
(Cost $207,060)		218,236

SHORT TERM INVESTMENTS-1.9%
	Mutual Funds-1.9%
2,177,340	Federated Hermes Government
	Obligations Fund 7-Day Yield
	0.010% (at net asset value)	2,177,340

TOTAL SHORT TERM INVESTMENTS
(Cost $2,177,340)		2,177,340

TOTAL INVESTMENTS-96.7%
(Cost $60,096,404)		112,225,312
OTHER ASSETS AND LIABILITIES-NET(2)-3.3%		3,879,381
NET ASSETS-100.0%		$116,104,693

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note - The categories of investments are shown as a percentage of net assets as of December 31, 2020.

See Notes to Financial Statements which are an integral part of the Financial Statements.

22	www.wesmarkfunds.com

Portfolio of Investments Summary Table
December 31, 2020 (Unaudited)	WesMark Growth Fund

As of December 31, 2020, the Fund's Portfolio Composition(1) was as follows:

Percentage of
Portfolio Composition	Total Net Assets
COMMON STOCKS	95.2%
SHORT TERM INVESTMENTS(2)	2.0%
OTHER ASSETS AND LIABILITIES - NET(3)	2.8%
TOTAL NET ASSETS	100.0%

As of December 31, 2020, the Fund's Sector composition(4) was as follows:

Percentage of
Sector Composition	Total Net Assets
Information Technology	24.4%
Health Care	19.7%
Consumer Discretionary	10.0%
Financials	8.3%
Industrials	8.3%
Interactive Media & Services	5.4%
Technology Hardware & Storage	4.9%
Consumer Staples	4.0%
Communication Services	3.2%
Movies & Entertainment	2.7%
Regional Banks	2.0%
Materials	1.6%
Real Estate	0.7%
Equity Portfolio Sub-Total	95.2%
Short Term Investments(2)	2.0%
Other Assets and Liabilities - Net(3)	2.8%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

Annual Report | December 31, 2020	23

Portfolio of Investments
WesMark Growth Fund	December 31, 2020

Shares/Principal Amount		Value
COMMON STOCKS-95.2%
COMMUNICATION SERVICES-3.2%
	Cable & Satellite-2.4%
170,038	Comcast Corp., Class A	$8,909,991

	Interactive Home Entertainment-0.8%
31,221	Activision Blizzard, Inc.	2,898,870

TOTAL COMMUNICATION SERVICES		11,808,861

CONSUMER DISCRETIONARY-10.0%
	Auto Parts & Equipment-0.9%
26,248	Aptiv PLC	3,419,852

	Casino & Gaming-0.5%
37,470	DraftKings, Inc.(1)	1,744,603

	Home Building-1.0%
45,805	Lennar Corp., Class A	3,491,715

	Home Improvement Retail-2.5%
34,000	Home Depot, Inc.	9,031,080

	Internet & Direct Marketing Retail-5.1%
5,694	Amazon.com, Inc.(1)	18,544,959

TOTAL CONSUMER DISCRETIONARY		36,232,209

CONSUMER STAPLES-4.0%
	Distillers & Vintners-2.2%
36,000	Constellation Brands, Inc., Class A	7,885,800

	Packaged Foods & Meats-1.8%
110,000	Mondelez International, Inc., Class A	6,431,700

TOTAL CONSUMER STAPLES		14,317,500

FINANCIALS-8.3%
	Asset Management & Custody Banks-4.3%
21,665	BlackRock, Inc.	15,632,164

	Investment Banking & Brokerage-3.3%
10,927	The Goldman Sachs Group, Inc.	2,881,559
132,500	Morgan Stanley	9,080,225
		11,961,784

Shares/Principal Amount		Value
	Regional Banks-0.7%
75,951	Citizens Financial Group, Inc.	$2,716,008

TOTAL FINANCIALS		30,309,956

HEALTH CARE-19.7%
	Biotechnology-3.6%
35,941	AbbVie, Inc.	3,851,079
35,000	Amgen, Inc.	8,047,200
2,570	Regeneron Pharmaceuticals, Inc.(1)	1,241,593
		13,139,872
	Health Care Equipment-3.4%
71,604	Abbott Laboratories	7,839,922
2,328	Intuitive Surgical, Inc.(1)	1,904,537
17,630	Zimmer Biomet Holdings, Inc.	2,716,607
		12,461,066
	Life Sciences Tools & Services-4.1%
44,193	IQVIA Holdings, Inc.(1)	7,918,060
15,000	Thermo Fisher Scientific, Inc.	6,986,700
		14,904,760
	Managed Health Care-3.9%
40,000	UnitedHealth Group, Inc.	14,027,200

	Pharmaceuticals-4.8%
30,203	Curaleaf Holdings, Inc.(1)	361,581
159,612	Elanco Animal Health, Inc.(1)	4,895,300
57,000	Merck & Co., Inc.	4,662,600
45,000	Zoetis, Inc.	7,447,500
		17,366,981
TOTAL HEALTH CARE		71,899,879

INDUSTRIALS-8.3%
	Aerospace & Defense-1.6%
80,955	Raytheon Technologies Corp.	5,789,092

	Construction Machinery & Heavy Equipment-0.5%
7,756	Cummins, Inc.	1,761,388

	Engineering & Construction-1.4%
46,838	Jacobs Engineering Group, Inc.	5,103,469

	Industrial Conglomerates-2.3%
19,500	Roper Technologies, Inc.	8,406,255

	Industrial Machinery-1.5%
20,201	Parker-Hannifin Corp.	5,502,954

24	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2020	WesMark Growth Fund

Shares/Principal Amount		Value
	Railroads-0.4%
5,720	Norfolk Southern Corp.	$1,359,129

	Trading Companies & Distributors-0.6%
9,316	United Rentals, Inc.(1)	2,160,474

TOTAL INDUSTRIALS		30,082,761

INFORMATION TECHNOLOGY-24.4%
	Application Software-5.4%
15,944	Adobe, Inc.(1)	7,973,913
51,777	salesforce.com, Inc.(1)	11,521,936
		19,495,849
	Data Processing & Outsourced Services-4.6%
26,162	Mastercard, Inc., Class A	9,338,264
31,251	PayPal Holdings, Inc.(1)	7,318,984
		16,657,248
	IT Consulting & Other Services-3.9%
30,000	Accenture PLC, Class A	7,836,300
75,000	Booz Allen Hamilton Holding Corp.	6,538,500
		14,374,800
	Semiconductor Equipment-0.2%
7,585	Teradyne, Inc.	909,366

	Semiconductors-4.6%
31,211	Broadcom, Inc.	13,665,736
99,073	ON Semiconductor Corp.(1)	3,242,659
		16,908,395
	Systems Software-5.6%
37,388	Microsoft Corp.	8,315,839
107,500	Oracle Corp.	6,954,175
9,268	ServiceNow, Inc.(1)	5,101,385
		20,371,399
TOTAL INFORMATION TECHNOLOGY		88,717,057

INTERACTIVE MEDIA & SERVICES-5.4%
	Internet Software & Services-5.4%
6,000	Alphabet, Inc., Class A(1)	10,515,840
33,500	Facebook, Inc., Class A(1)	9,150,860
		19,666,700
TOTAL INTERACTIVE MEDIA & SERVICES		19,666,700

Shares/Principal Amount		Value
MATERIALS-1.6%
	Specialty Chemicals-1.6%
40,000	PPG Industries, Inc.	$5,768,800

TOTAL MATERIALS		5,768,800

MOVIES & ENTERTAINMENT-2.7%
	Communication Services-2.7%
55,000	Walt Disney Co.(1)	9,964,900

TOTAL MOVIES & ENTERTAINMENT		9,964,900

REAL ESTATE-0.7%
	Specialized REITS-0.7%
17,116	Crown Castle International Corp.	2,724,696

TOTAL REAL ESTATE		2,724,696

REGIONAL BANKS-2.0%
	Banks-2.0%
18,731	SVB Financial Group(1)	7,264,444

TOTAL REGIONAL BANKS		7,264,444

TECHNOLOGY HARDWARE & STORAGE-4.9%
	Communications Equipment-4.9%
133,953	Apple, Inc.	17,774,224

TOTAL TECHNOLOGY HARDWARE & STORAGE		17,774,224

TOTAL COMMON STOCKS
(Cost $146,140,913)		346,531,987

SHORT TERM INVESTMENTS-2.0%
	Mutual Funds-2.0%
7,205,090	Federated Hermes Government
	Obligations Fund 7-Day Yield
	0.010% (at net asset value)	7,205,090

TOTAL SHORT TERM INVESTMENTS
(Cost $7,205,090)		7,205,090

TOTAL INVESTMENTS-97.2%
(Cost $153,346,003)		353,737,077
OTHER ASSETS AND LIABILITIES-NET(2)-2.8%		10,348,643
NET ASSETS-100.0%		$364,085,720

Annual Report | December 31, 2020	25

Portfolio of Investments

WesMark Growth Fund	December 31, 2020

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets as of December 31, 2020.

See Notes to Financial Statements which are an integral part of the Financial Statements.

26	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2020 (Unaudited)	WesMark Balanced Fund

As of December 31, 2020, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	68.1%
EXCHANGE TRADED FUNDS (ETF)	1.9%
CORPORATE BONDS	15.6%
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	5.9%
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	2.3%
TAXABLE MUNICIPAL BONDS	2.1%
COMMERCIAL MORTGAGE-BACKED SECURITIES	1.9%
U.S. GOVERNMENT AGENCY SECURITIES	1.3%
NON-TAXABLE MUNICIPAL BONDS	0.4%
FIXED INCOME PORTFOLIO SUB-TOTAL	29.5%
SHORT TERM INVESTMENTS(2)	0.2%
OTHER ASSETS AND LIABILITIES - NET(3)	0.3%
TOTAL NET ASSETS	100.0%

As of December 31, 2020, the Fund's Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Health Care	15.6%
Financials	11.0%
Information Technology	9.3%
Consumer Staples	8.2%
Technology Hardware & Storage	6.3%
Industrials	5.1%
Consumer Discretionary	3.1%
Utilities	2.5%
Real Estate	2.1%
Exchange Traded Funds	1.9%
Materials	1.6%
Energy	1.4%
Telecommunication Services	1.0%
Communication Services	0.9%
Equity Portfolio Sub-Total	70.0%
Corporate Bonds	15.6%
U.S. Government Agencies (Combined)	9.5%
Taxable Municipal Bonds	2.1%
Commercial Mortgage-Backed Securities	1.9%
Non-Taxable Municipal Bonds	0.4%
Fixed Income Portfolio Sub-Total	29.5%
Short Term Investments(2)	0.2%
Other Assets and Liabilities - Net(3)	0.3%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, including written options, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

Annual Report | December 31, 2020	27

Portfolio of Investments

WesMark Balanced Fund	December 31, 2020

Shares/Principal Amount		Value
COMMON STOCKS-68.1%
COMMUNICATION SERVICES-0.9%
	Cable & Satellite-0.9%
20,257	Comcast Corp., Class A	$1,061,467

TOTAL COMMUNICATION SERVICES		1,061,467

CONSUMER DISCRETIONARY-3.1%
	General Merchandise Stores-2.3%
15,000	Target Corp.	2,647,950

	Home Improvement Retail-0.8%
5,981	Lowe's Cos, Inc.	960,010

TOTAL CONSUMER DISCRETIONARY		3,607,960

CONSUMER STAPLES-8.2%
	Food Distributors-1.0%
14,902	Sysco Corp.	1,106,623

	Hypermarkets & Super Centers-1.1%
8,364	Walmart, Inc.	1,205,671

	Packaged Foods & Meats-3.2%
61,129	Conagra Brands, Inc.	2,216,538
25,000	General Mills, Inc.	1,470,000
		3,686,538
	Soft Drinks-2.9%
18,000	Coca-Cola Co.	987,120
16,000	PepsiCo, Inc.	2,372,800
		3,359,920
TOTAL CONSUMER STAPLES		9,358,752

ENERGY-1.4%
	Integrated Oil & Gas-1.4%
19,100	Chevron Corp.	1,612,995

TOTAL ENERGY		1,612,995

FINANCIALS-11.0%
	Asset Management & Custody Bank-0.3%
4,100	Northern Trust Corp.	381,874

	Asset Management & Custody Banks-1.0%
15,471	State Street Corp.	1,125,979

Shares/Principal Amount		Value
	Consumer Finance-2.8%
35,000	Discover Financial Services	$3,168,550

	Diversified Banks-2.9%
13,409	JPMorgan Chase & Co.	1,703,882
34,000	US Bancorp	1,584,060
		3,287,942
	Investment Banking & Brokerage-0.9%
3,805	The Goldman Sachs Group, Inc.	1,003,417

	Regional Banks-3.1%
23,000	People's United Financial, Inc.	297,390
8,000	PNC Financial Services Group, Inc.	1,192,000
42,928	Truist Financial Corp.	2,057,539
		3,546,929
TOTAL FINANCIALS		12,514,691

HEALTH CARE-15.6%
	Biotechnology-5.8%
35,674	AbbVie, Inc.	3,822,469
9,500	Amgen, Inc.	2,184,240
11,000	Gilead Sciences, Inc.	640,860
		6,647,569
	Health Care Equipment-1.8%
17,711	Medtronic PLC	2,074,667

	Health Care Services-1.8%
30,000	CVS Health Corp.	2,049,000

	Pharmaceuticals-6.3%
15,036	Eli Lilly & Co.	2,538,678
29,717	Merck & Co., Inc.	2,430,851
60,000	Pfizer, Inc.	2,208,600
		7,178,129
TOTAL HEALTH CARE		17,949,365

INDUSTRIALS-5.1%
	Air Freight & Logistics-1.4%
9,508	United Parcel Service, Inc., Class B	1,601,147

	Construction Machinery & Heavy Equipment-1.4%
8,825	Caterpillar, Inc.	1,606,326

	Electrical Components & Equipment-1.5%
22,000	Emerson Electric Co.	1,768,140

28	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2020	WesMark Balanced Fund

Shares/Principal Amount		Value
	Industrial Conglomerates-0.8%
5,095	3M Co.	$890,555

TOTAL INDUSTRIALS		5,866,168

INFORMATION TECHNOLOGY-9.3%
	Communications Equipment-3.5%
90,671	Cisco Systems, Inc.	4,057,527

	Semiconductor Equipment-1.1%
14,272	Applied Materials, Inc.	1,231,674

	Semiconductors-4.6%
34,799	Intel Corp.	1,733,686
2,000	QUALCOMM, Inc.	304,680
20,000	Texas Instruments, Inc.	3,282,600
		5,320,966
TOTAL INFORMATION TECHNOLOGY		10,610,167

MATERIALS-1.6%
	Commodity Chemicals-1.4%
28,469	Dow Chemical Co.	1,580,030

	Paper Packaging-0.2%
5,000	Sealed Air Corp.	228,950

TOTAL MATERIALS		1,808,980

REAL ESTATE-2.1%
	Industrial REITS-1.1%
13,000	Prologis, Inc.	1,295,580

	Specialized REITS-1.0%
8,240	Digital Realty Trust, Inc. REIT	1,149,562

TOTAL REAL ESTATE		2,445,142

TECHNOLOGY HARDWARE & STORAGE-6.3%
	Communications Equipment-6.3%
54,244	Apple, Inc.(1)	7,197,636

TOTAL TECHNOLOGY HARDWARE & STORAGE		7,197,636

Shares/Principal Amount		Value
TELECOMMUNICATION SERVICES-1.0%
	Integrated Telecommunication Services-1.0%
20,000	Verizon Communications, Inc.	$1,175,000

TOTAL TELECOMMUNICATION SERVICES		1,175,000

UTILITIES-2.5%
	Electric Utilities-1.7%
13,025	Duke Energy Corp.	1,192,569
27,500	PPL Corp.	775,500
		1,968,069
	Multi-Utilities-0.8%
12,000	Dominion Energy, Inc.	902,400

TOTAL UTILITIES		2,870,469

TOTAL COMMON STOCKS
(Cost $50,138,132)		78,078,792

EXCHANGE TRADED FUNDS-1.9%
13,919	iShares® iBoxx High Yield Corporate Bond ETF	1,215,129
2,693	SPDR S&P 500® ETF Trust(1)	1,006,859

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,074,816)		2,221,988

CORPORATE BONDS-15.6%
	Banks-0.9%
$1,000,000	Wells Fargo & Co., Subordinated
	Notes, 3.450%, 2/13/2023	1,060,354

	Communications Equipment-0.9%
1,000,000	Apple, Inc., 3M US L + 1.13%, 2/23/2021(2)	1,001,602

	Consumer Finance-0.4%
500,000	Capital One Financial Corp., 3M US L + 0.95%, 3/9/2022(2)	503,983

	Diversified Financial Services-0.7%
500,000	American Express Co., 3.000%, 10/30/2024	546,295
250,000	Legg Mason, Inc., 4.750%, 3/15/2026	297,212
		843,507

Annual Report | December 31, 2020	29

Portfolio of Investments

WesMark Balanced Fund	December 31, 2020

Shares/Principal Amount		Value
	Diversified Manufacturing-1.0%
$1,000,000	3M Co., 3.375%, 3/1/2029	$1,158,016

	Diversified Telecommunication-0.9%
1,000,000	Verizon Communications, Inc., Sr. Unsecured Notes, 3M US L + 1.00%, 3/16/2022(2)	1,011,150

	Environmental Control-0.5%
500,000	Republic Services, Inc., 3.200%, 3/15/2025	548,797

	Industrial Gases-0.8%
835,000	Air Products & Chemicals, Inc., Sr. Unsecured Notes, 3.350%, 7/31/2024	911,309

	Internet Software & Services-1.8%
2,000,000	Ebay, Inc., Sr. Unsecured Notes, 3M US L + 0.87%, 1/30/2023(2)	2,021,196

	Investment Banking & Brokerage-1.4%
1,000,000	Goldman Sachs Group, Inc., Sr. Unsecured Notes, 3M US L + 1.60%, 11/29/2023(2)	1,034,554
500,000	Goldman Sachs Group, Inc., 2.600%, 2/7/2030	538,420
		1,572,974
	Life Sciences Tools & Services-0.5%
500,000	Agilent Technologies, Inc., Sr. Unsecured Notes, 3.200%, 10/1/2022	519,984

	Packaged Foods & Meats-0.4%
500,000	Kraft Heinz Foods Co., Sr. Unsecured Notes, 3.125%, 9/12/2021	500,079

	Pharmaceuticals-1.5%
500,000	AbbVie, Inc., 3.200%, 11/21/2029(3)	560,917
1,000,000	CVS Health Corp., 4.300%, 3/25/2028	1,191,025
		1,751,942
	Regional Banks-1.8%
1,000,000	PNC Bank NA, Sr. Unsecured Notes, 3M US L + 0.50%, 7/27/2022(2)	1,006,054

Shares/Principal Amount		Value
$1,000,000	PNC Bank NA, Sr. Unsecured Notes, 3.250%, 6/1/2025	$1,111,319
		2,117,373
	Restaurants-0.5%
500,000	McDonald's Corp., 3.600%, 7/1/2030	586,649

	Software & Services-1.1%
400,000	Autodesk, Inc., Sr. Unsecured Notes, 3.600%, 12/15/2022	419,493
750,000	Oracle Corp., Sr. Unsecured Notes, 3.400%, 7/8/2024	821,171
		1,240,664
	Transportation Services-0.5%
500,000	FedEx Corp., 4.250%, 5/15/2030	608,135

TOTAL CORPORATE BONDS
(Cost $17,561,959)		17,957,714

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-2.3%
	Federal Home Loan Mortgage Corp.-0.3%
394,784	Series 2015-4517, Class PC, 2.500%, 5/15/2044	409,810

	Federal National Mortgage Association-0.8%
863,917	Series 2019-51, Class JD, 2.500%, 9/25/2049	884,039

	Government National Mortgage Association-1.2%
1,277,723	Series 2018-126, Class DA, 3.500%, 1/20/2048	1,342,607

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,532,813)		2,636,456

COMMERCIAL MORTGAGE-BACKED SECURITIES-1.9%
	Commercial Mortgage-Backed Securities-1.9%
1,500,000	Series 2015-UBS8, Class A4, 3.809%, 11/15/2025	1,682,653

30	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2020	WesMark Balanced Fund

Shares/Principal Amount		Value
$461,871	Series 2012-C3, Class A4, 3.091%, 9/10/2022	$477,974
		2,160,627
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $2,002,325)		2,160,627

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES-5.9%
	Federal Home Loan Mortgage Corp.-0.8%
150,298	Pool G18527, 3.000%, 10/1/2029	158,053
743,645	Pool 18707, 3.500%, 9/1/2033	789,379
		947,432
	Federal National Mortgage Association-4.3%
419,651	Pool AM3301, 2.350%, 5/1/2023	433,556
740,769	Pool BL5389, 2.710%, 5/1/2027	813,965
222,611	Pool MA1449, 3.000%, 5/1/2028	235,043
624,579	Pool AM6756, 3.570%, 10/1/2029	729,496
420,818	Pool MA3621, 3.500%, 3/1/2039	444,587
733,877	Pool BN4896, 4.000%, 1/1/2049	783,901
431,514	Pool MA3592, 4.000%, 2/1/2049	460,647
936,304	Pool BP4338, 1Y US TI + 1.94%, 3/1/2049(2)	971,313
		4,872,508
	Small Business Administration Pools-0.8%
467,514	PRIME - 2.50%, 1/25/2042(2)	466,015
446,610	PRIME - 2.60%, 7/25/2042(2)	444,040
		910,055
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES
(Cost $6,461,013)		6,729,995

U.S. GOVERNMENT AGENCY SECURITIES-1.3%
	Federal Home Loan Banks-1.3%
1,000,000	2.790%, 2/26/2037	1,003,314
450,000	5.250%, 6/10/2022	483,030
		1,486,344
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $1,455,099)		1,486,344

TAXABLE MUNICIPAL BONDS-2.1%
	Michigan-0.2%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	271,180

Shares/Principal Amount		Value
	Ohio-0.9%
$910,000	Columbus-Franklin County Finance Authority, 4.490%, 11/15/2032	$1,005,486

	Pennsylvania-0.5%
450,000	Commonwealth Financing Authority, 4.014%, 6/1/2033	529,677

	West Virginia-0.5%
575,000	Marshall University, 3.177%, 5/1/2029	624,260

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $2,274,442)		2,430,603

NON-TAXABLE MUNICIPAL BONDS-0.4%
	Utah-0.4%
450,000	Utah Transit Authority, 3.393%, 12/15/2036	488,524

TOTAL NON-TAXABLE MUNICIPAL BONDS
(Cost $457,241)		488,524

SHORT TERM INVESTMENTS-0.2%
	Mutual Funds-0.2%
244,369	Federated Hermes Government Obligations Fund 7-Day Yield 0.010% (at net asset value)	244,369

TOTAL SHORT TERM INVESTMENTS
(Cost $244,369)		244,369

TOTAL INVESTMENTS-99.7%
(Cost $85,202,209)		114,435,412
OTHER ASSETS AND LIABILITIES-NET(4)-0.3%		331,066
NET ASSETS-100.0%		$114,766,478

Annual Report | December 31, 2020	31

Portfolio of Investments

WesMark Balanced Fund	December 31, 2020

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of December 31, 2020 was 0.24%

1Y US TI - 1 Year US Treasury Bill as of December 31, 2020 was 0.10%

PRIME - US Prime Rate as of December 31, 2020 was 3.25%

(1)	On December 31, 2020, all or a portion of these securities were pledged as collateral for written options in the amount of $8,204,495.
(2)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(3)	Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, these securities amounted to a value of $560,917 or 0.49% of net assets. These Securities have been determined to be liquid pursuant to procedures adopted by the board.
(4)	Assets, including written options, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets as of December 31, 2020.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Written Call Options:

Description	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Notional Value	Value
Apple, Inc.	$140	02/19/2021	100	$(33,921)	$1,326,900	$(46,800)
SPDR S&P 500® ETF Trust	$380	02/19/2021	21	(10,903)	785,148	(14,406)
				$(44,824)	$2,112,048	$(61,206)

32	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2020 (Unaudited)	WesMark Government Bond Fund

As of December 31, 2020, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	49.2%
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	23.9%
TAXABLE MUNICIPAL BONDS	19.7%
NON-TAXABLE MUNICIPAL BONDS	0.5%
FIXED INCOME PORTFOLIO SUB-TOTAL	93.3%
SHORT TERM INVESTMENTS(2)	6.3%
OTHER ASSETS AND LIABILITIES - NET(3)	0.4%
TOTAL NET ASSETS	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.

Annual Report | December 31, 2020	33

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2020

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED
MORTGAGE OBLIGATIONS-49.2%
	Agency Collat CMO-4.1%
$360,840	Series 2003-55, Class 1A3A, 1M US L + 0.40%, 3/25/2043(1)	$360,584
950,335	Series 2004-W14, Class 1AF, 1M US L + 0.40%, 7/25/2044(1)	941,564
1,076,856	Series 2010-59, Class FL, 1M US L + 0.50%, 5/20/2040(1)	1,082,806
1,663,921	Series 2012-273, Class 40, 4.000%, 8/15/2042	1,829,633
4,970,489	Series 2014-330, Class F4, 1M US L + 0.35%, 10/15/2037(1)	4,981,572
196,995	Series 2019-4894, Class DA, 3.500%, 9/15/2043	197,537
		9,393,696
	Agency Collat PAC CMO-11.7%
3,088,420	Series 2014-25, Class PA, 2.250%, 1/20/2044	3,231,916
1,958,878	Series 2019-99, Class GA, 3.500%, 7/20/2049	2,036,659
1,462,645	Series 2019-153, Class MP, 3.000%, 6/20/2049	1,516,748
4,946,046	Series 2020-5020, Class TP, 2.000%, 10/25/2050	5,107,887
9,895,714	Series 2020-134, Class ED, 2.000%, 9/20/2050	10,177,967
4,944,449	Series 2020-134, Class GD, 2.000%, 9/20/2050	5,117,654
		27,188,831
	Commercial MBS-10.9%
528,785	Series 2019-SB58, Class A10H, 3.730%, 10/25/2038(1)	574,180
383,468	Series 2019-SB60, Class A10H, 3.500%, 1/25/2029(1)	411,407
8,959,681	Series 2019-KF60, Class A, 1M US L + 0.49%, 2/25/2026(1)	9,067,310
3,000,000	Series 2019-KF67, Class A, 1M US L + 0.52%, 8/25/2029(1)	3,048,814
3,000,000	Series 2019-KF73, Class AL, 1M US L + 0.60%, 11/25/2029(1)	3,037,277
4,013,738	Series 2020-8, Class B, 2.600%, 1/16/2061	4,228,030

Shares/Principal Amount		Value
$4,993,157	Series 2020-Q013, Class APT2, 1.291%, 5/25/2050(1)	$5,049,658
		25,416,676
	Federal Home Loan Mortgage Corp.-4.6%
893,396	Series 2012-276, Class 25, 2.500%, 9/15/2042	943,104
49,687	Series 2013-4249, Class KD, 3.000%, 11/15/2042, REMIC	49,705
805,863	Series 2015-4531, Class PD, 2.500%, 5/15/2043, REMIC	825,659
1,139,454	Series 2015-4537, Class AB, 3.000%, 1/15/2043, REMIC	1,155,925
2,218,085	Series 2016-4629, Class QG, 2.500%, 11/15/2046, REMIC	2,297,110
1,991,007	Series 2016-4631, Class AE, 3.500%, 5/15/2044, REMIC	2,092,338
325,546	Series 2017-4655, Class LA, 3.500%, 3/15/2042, REMIC	327,512
1,381,190	Series 2017-4661, Class AC, 4.000%, 4/15/2043, REMIC	1,433,629
668,284	Series 2017-4657, Class TA, 3.500%, 11/15/2041, REMIC	670,709
945,868	Series 2017-4680, Class TA, 4.000%, 7/15/2044, REMIC	963,855
		10,759,546
	Federal National Mortgage Association-9.4%
452,113	Series 2003-39, Class JC, 4.000%, 5/25/2033, REMIC	501,296
746,072	Series 2003-44, Class Q, 3.500%, 6/25/2033, REMIC	804,749
1,358,507	Series 2003-W18, Class 2A, 3.825%, 6/25/2043, REMIC (1)	1,435,051
932,545	Series 2010-99, Class CP, 2.750%, 8/25/2040, REMIC	978,824
1,490,129	Series 2013-20, Class YA, 2.000%, 3/25/2042, REMIC	1,536,674
1,358,055	Series 2013-102, Class DG, 3.000%, 5/25/2032, REMIC	1,418,649
359,668	Series 2014-4, Class KA, 3.000%, 1/25/2044, REMIC	383,945
1,223,638	Series 2016-16, Class PD, 3.000%, 12/25/2044, REMIC	1,266,840
2,446,384	Series 2016-90, Class DA, 3.000%, 8/25/2046, REMIC	2,516,294
2,047,769	Series 2016-95, Class L, 2.500%, 6/25/2046, REMIC	2,153,471

34	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2020	WesMark Government Bond Fund

Shares/Principal Amount		Value
$919,239	Series 2017-1, Class JP, 3.500%, 4/25/2045, REMIC	$967,297
2,851,947	Series 2017-89, Class PL, 3.000%, 6/25/2043, REMIC	2,947,008
2,187,376	Series 2018-3, Class LD, 3.000%, 8/25/2046, REMIC	2,253,700
2,663,346	Series 2019-74, Class LB, 3.000%, 10/25/2049	2,746,153
		21,909,951
	Government National Mortgage Association-4.0%
2,650,523	Series 2005-26, Class ZA, 5.500%, 1/20/2035	2,948,712
344,998	Series 2012-50, Class ED, 2.250%, 8/20/2040	359,306
1,159,436	Series 2013-38, Class KA, 1.250%, 2/20/2042	1,163,737
229,212	Series 2016-43, Class UC, 3.500%, 3/20/2046	229,518
1,075,494	Series 2016-55, Class JA, 3.500%, 4/20/2046	1,162,234
3,243,534	Series 2016-77, Class MB, 2.000%, 9/20/2045	3,315,873
		9,179,380
	Other ABS-4.5%
3,155,831	Series 2007-20F, Class 1, 5.710%, 6/1/2027	3,438,921
5,228,906	Series 2010-20C, Class 1, 4.190%, 3/1/2030	5,644,765
1,393,994	Series 2015-20D, Class 1, 2.510%, 4/1/2035	1,463,322
		10,547,008
TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $112,245,987)		114,395,088
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES-23.9%
	Federal Farm Credit Banks Funding Corp.-0.9%
2,000,000	Federal Farm Credit Banks Funding Corp., 1.140%, 8/20/2029	1,999,419

Shares/Principal Amount		Value
	Federal Home Loan Banks-1.3%
$3,000,000	Federal Home Loan Banks, 1.290%, 12/30/2030	$3,003,797
	Federal Home Loan Mortgage Corp.-2.0%
470,391	Freddie Mac Gold Pool, Pool C91361, 4.000%, 3/1/2031	507,014
355,050	Freddie Mac Gold Pool, Pool T65458, 3.500%, 2/1/2048	369,893
877,349	Freddie Mac Non Gold Pool, Pool 2B7395, 12M US L + 1.63%, 3/1/2049(1)	915,908
2,736,499	Freddie Mac Pool, Pool QA6315, 3.500%, 1/1/2050	2,960,290
		4,753,105
	Federal National Mortgage Association-3.9%
1,779,494	Fannie Mae Pool, Pool MA0641, 4.000%, 2/1/2031	1,917,584
773,603	Fannie Mae Pool, Pool MA0695, 4.000%, 4/1/2031	833,646
491,303	Fannie Mae Pool, Pool MA0756, 4.000%, 6/1/2031	536,376
1,295,589	Fannie Mae Pool, Pool MA0818, 4.000%, 8/1/2031	1,415,144
1,949,895	Fannie Mae Pool, Pool AL5169, 4.000%, 4/1/2034	2,118,018
1,474,603	Fannie Mae Pool, Pool 995026, 6.000%, 9/1/2036	1,760,060
443,721	Fannie Mae Pool, Pool AL6620, 4.500%, 8/1/2042	502,664
		9,083,492
	FGLMC Collateral-0.6%
1,465,585	Freddie Mac Gold Pool, Pool T62075, 3.000%, 9/1/2046	1,513,347
	FNMA Collateral-10.0%
737,973	Fannie Mae Pool, Pool MA0988, 4.000%, 2/1/2042	778,086
2,154,069	Fannie Mae Pool, Pool AL2984, 12M US L + 1.663%, 10/1/2042(1)	2,249,873
1,361,084	Fannie Mae Pool, Pool MA1371, 3.000%, 3/1/2043	1,409,005
798,604	Fannie Mae Pool, Pool MA1966, 4.500%, 6/1/2044	887,150
1,595,677	Fannie Mae Pool, Pool MA2270, 3.000%, 5/1/2045	1,652,747

Annual Report | December 31, 2020	35

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2020

Shares/Principal Amount		Value
$5,440,182	Fannie Mae Pool, Pool MA2711, 3.000%, 8/1/2046	$5,617,531
2,783,265	Fannie Mae Pool, Pool BM3178, 12M US L + 1.603%, 12/1/2047(1)	2,907,628
740,742	Fannie Mae Pool, Pool BK0870, 12M US L + 1.620%, 6/1/2048(1)	769,713
256,530	Fannie Mae Pool, Pool BH0724, 12M US L + 1.712%, 1/1/2049(1)	264,913
4,470,755	Fannie Mae Pool, Pool BO9776, 1Y US TI + 2.045%, 3/1/2049(1)	4,672,514
1,903,713	Fannie Mae Pool, Pool CA3453, 12M US L + 1.618%, 4/1/2049(1)	1,982,484
		23,191,644
	GNMA2 Collateral-1.4%
993,485	Ginnie Mae II Pool, Pool G24922, 4.000%, 1/20/2041	1,096,710
1,960,584	Ginnie Mae II Pool, Pool MA5766, 5.500%, 2/20/2049	2,161,737
		3,258,447
	Government National Mortgage Association- 2.2%
1,907,389	Ginnie Mae II Pool, Pool A09704, 3.000%, 10/20/2036	2,018,690
2,354,451	Ginnie Mae II Pool, Pool AY5131, 3.000%, 6/20/2037	2,490,952
263,916	Ginnie Mae II Pool, Pool G24828, 4.500%, 10/20/2040	284,695
287,630	Ginnie Mae I Pool, Pool 589693, 4.500%, 7/15/2029	321,139
		5,115,476
	UMBS Collateral-1.6%
1,228,081	Fannie Mae Pool, Pool AE5463, 4.000%, 10/1/2040	1,347,063
2,081,497	Fannie Mae Pool, Pool AX5302, 4.000%, 1/1/2042	2,283,294
		3,630,357
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $54,508,964)		55,549,084
TAXABLE MUNICIPAL BONDS-19.7%
	Alabama-0.9%
300,000	Alabama Public School and College Authority, 2.444%, 6/1/2035	310,095
750,000	City of Brewton AL, 3.180%, 12/1/2034	791,010

Shares/Principal Amount		Value
$1,000,000	Water Works Board of the City of Birmingham, 3.463%, 1/1/2039	$1,100,060
		2,201,165
	Arkansas-0.9%
500,000	City of Benton AR Municipal Light & Water Works, 2.950%, 9/1/2034	524,790
	University of Arkansas:
500,000	3.382%, 9/1/2037	544,285
1,000,000	3.301%, 11/1/2039	1,075,530
		2,144,605
	California-4.5%
1,900,000	California Educational Facilities Authority, 3.686%, 4/1/2037	2,054,394
1,630,000	City of Fairfield CA, 4.358%, 6/1/2034	1,839,112
2,000,000	Palm Desert Redevelopment Agency Successor Agency, 3.750%, 10/1/2029	2,225,480
500,000	Pasadena Public Financing Authority, Build America Revenue Bonds, Series B, 6.998%, 3/1/2034	737,605
1,000,000	Santa Clara Valley, California, Transportation Authority Sales Tax Revenue, Build America Bonds, 5.876%, 4/1/2032	1,281,900
910,000	Santa Paula Utility Authority, 2.870%, 2/1/2034	942,915
725,000	West Contra Costa, California, Unified School District Bonds, 4.194%, 8/1/2033	819,772
500,000	West Sacramento Area Flood Control Agency, 3.082%, 9/1/2034	518,275
		10,419,453
	Colorado-0.4%
1,000,000	Denver City & County Housing Authority, 2.936%, 12/1/2034	1,064,100
	Florida-0.9%
1,000,000	Broward County FL Water & Sewer Utility Revenue, 3.338%, 10/1/2037	1,073,240
860,000	County of Palm Beach FL, 3.000%, 11/1/2035	922,668
		1,995,908
	Hawaii-0.5%
1,000,000	University of Hawaii, 3.850%, 10/1/2038	1,066,200

36	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2020	WesMark Government Bond Fund

Shares/Principal Amount		Value
	Idaho-0.5%
$1,000,000	Idaho State Building Authority Building Revenue State Office Campus Project Revenue Bonds, Series B, 3.580%, 9/1/2032	$1,120,880

	Illinois-0.9%
2,000,000	McHenry & Kane Counties Community Consolidated School District No 158 Huntley, 2.940%, 2/15/2036	2,060,340

	Massachusetts-0.4%
850,000	Massachusetts Housing Finance Agency, 3.800%, 6/1/2035	914,345

	Michigan-0.3%
605,000	City of Madison Heights, Michigan, General Obligation Bonds, 3.610%, 1/1/2031	642,516

	New York-1.4%
700,000	City of New York NY, 5.985%, 12/1/2036	977,074
500,000	New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, 4.000%, 8/1/2033	570,590
1,000,000	New York City, New York, Housing Development Corp. Revenue Bonds, Series D, 4.253%, 11/1/2035	1,106,590
470,000	New York State Dormitory Authority State Personal Income Tax Revenue Build America Bonds, 5.500%, 3/15/2030	576,540

		3,230,794
	Ohio-1.6%
1,000,000	City of Columbus OH, 4.070%, 4/1/2033	1,176,570
1,000,000	Coshocton Ohio City School District General Obligation Unlimited Bonds, 5.087%, 12/1/2026	1,002,300
500,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.817%, 12/1/2030	617,550
875,000	University of Akron, Ohio Revenue Bonds, Series B, 4.299%, 1/1/2033	913,701
		3,710,121

Shares/Principal Amount		Value
	Oregon-0.4%
$700,000	Washington County, Clean Water Services Sewer, Build America Revenue Bonds, 5.701%, 10/1/2030	$911,239
	Pennsylvania-1.5%
1,000,000	County of Allegheny PA, 2.336%, 11/1/2037	1,001,620
2,000,000	State Public School Building Authority, Pennsylvania Qualified School Construction Revenue Bonds, Series C, 5.088%, 9/15/2029	2,481,920
		3,483,540
	South Carolina-0.4%
1,000,000	Joint Municipal Water & Sewer Commission, 3.194%, 6/1/2039	1,042,870
	Texas-1.0%
500,000	Corpus Christi, Texas, Taxable Certificates Obligation Bonds, Series B, 4.950%, 3/1/2038	598,185
1,015,000	Stephen F Austin State University, 4.192%, 10/15/2035	1,120,662
500,000	Texas A&M University, 4.077%, 5/15/2039	577,895
		2,296,742
	Utah-0.9%
1,870,000	Utah Municipal Power Agency, 3.806%, 7/1/2036	2,054,457
	Virginia-0.6%
1,395,000	Virginia Housing Development Authority, 3.050%, 8/1/2038	1,441,844
	Washington State-0.4%
1,000,000	Pierce County School District No 10 Tacoma, 2.357%, 12/1/2039	1,038,110
	West Virginia-1.3%
	Marshall University:
690,000	3.627%, 5/1/2034	752,031

Annual Report | December 31, 2020	37

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2020

Shares/Principal Amount		Value
$2,000,000	3.677%, 5/1/2035	$2,174,800
		2,926,831
TOTAL TAXABLE MUNICIPAL BONDS
(Cost $42,876,653)		45,766,060

NON-TAXABLE MUNICIPAL BONDS-0.5%
	West Virginia-0.5%
1,000,000	Putnam Public Service District, 4.000%, 12/1/2039	1,138,520

TOTAL NON-TAXABLE MUNICIPAL BONDS
(Cost $1,046,057)		1,138,520

SHORT TERM INVESTMENTS-6.3%
	Mutual Funds-6.3%
14,802,017	Federated Hermes Government Obligations Fund 7-Day Yield 0.010% (at net asset value)	14,802,017

TOTAL SHORT TERM INVESTMENTS
(Cost $14,802,017)		14,802,017

TOTAL INVESTMENTS-99.6%
(Cost $225,479,678)		231,650,769
OTHER ASSETS AND LIABILITIES-NET(2)-0.4%		914,062
NET ASSETS-100.0%		$232,564,831

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2020 was 0.14%

12M US L - 12 Month LIBOR as of December 31, 2020 was 0.34%

1Y US TI - 1 Year US Treasury Bill as of December 31, 2020 was 0.10%

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(2)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets as of December 31, 2020.

See Notes to Financial Statements which are an integral part of the Financial Statements.

38	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2020 (Unaudited)	WesMark West Virginia Municipal Bond Fund

As of December 31, 2020, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
NON-TAXABLE MUNICIPAL BONDS	99.0%
SHORT TERM INVESTMENTS(2)	0.5%
OTHER ASSETS AND LIABILITIES - NET(3)	0.5%
TOTAL NET ASSETS	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
Less than 1 Year	1.0%
1-3 Years	4.7%
3-5 Years	19.1%
5-10 Years	37.8%
10 Years or Greater	36.4%
Short Term Investments(2)	0.5%
Other Assets and Liabilities - Net(3)	0.5%
TOTAL	100.0%

S&P Ratings of Municipal Bonds as Percentage of Total Net Assets(4)
AAA	11.7%
AA	39.5%
A	17.7%
Not rated by S&P	30.1%
Short Term Investments(2)	0.5%
Other Assets and Liabilities - Net(3)	0.5%
TOTAL PORTFOLIO VALUE	100.0%

Moody's Ratings of Municipal Bonds as Percentage of Total Net Assets(4)
Aaa	5.2%
Aa	20.6%
A	32.3%
B	0.3%
Not rated by Moody's	40.6%
Short Term Investments(2)	0.5%
Other Assets and Liabilities - Net(3)	0.5%
TOTAL PORTFOLIO VALUE	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category.

Annual Report | December 31, 2020	39

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2020

Shares/Principal Amount		Value
NON-TAXABLE MUNICIPAL BONDS-99.0%
	Ohio-1.1%
$1,100,000	Westerville, Ohio, General Obligation Limited Bonds, 5.000%, 12/1/2028	$1,272,425

	Pennsylvania-1.5%
1,425,000	Borough of Plum PA, 4.000%, 12/1/2034	1,738,956

	West Virginia-96.4%
	Berkeley County Building Commission:
580,000	2.000%, 6/1/2035	587,175
750,000	2.000%, 6/1/2040	748,695
1,500,000	Berkeley County Public Service Sewer District, 4.500%, 10/1/2032	1,648,200
300,000	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (County Facility Project), 3.000%, 12/1/2029	307,596
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project):
100,000	Series B, 2.600%, 12/1/2023	104,445
100,000	Series B, 2.800%, 12/1/2024	104,825
	Berkeley County, West Virginia, Public Service District Revenue Bonds:
370,000	Series C, 3.000%, 12/1/2029	405,057
450,000	Series C, 3.400%, 12/1/2034	495,801
345,000	Series D, 3.000%, 12/1/2024	377,206
585,000	Series D, 3.000%, 12/1/2025	652,878
380,000	Berkeley County, West Virginia, Public Service District Water Revenue Bonds, Series A, 4.500%, 12/1/2033	416,484
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
275,000	5.000%, 6/1/2027	335,910
950,000	5.000%, 6/1/2028	1,158,724
655,000	5.000%, 6/1/2029	798,137
620,000	Series A, 5.300%, 3/1/2029	622,325
285,000	Series C, 3.500%, 10/1/2025	285,550
	Brooke County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,065,000	4.000%, 6/1/2025	1,230,373
1,100,000	3.000%, 6/1/2026	1,216,413

Shares/Principal Amount		Value
$965,000	3.000%, 6/1/2027	$1,062,195
100,000	3.000%, 6/1/2030	108,739
2,000,000	Cabell County Board of Education, 2.000%, 6/1/2033	2,108,000
	Calhoun County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
195,000	3.600%, 6/1/2024	197,593
205,000	3.750%, 6/1/2025	207,833
215,000	3.850%, 6/1/2026	217,989
265,000	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds, Series A, 3.700%, 12/1/2028	265,074
595,000	City of Buckhannon, West Virginia, Waterworks Revenue Bonds, Series A, 4.000%, 3/1/2029	610,524
400,000	City of Charles Town WV Waterworks & Sewerage System Revenue, 2.250%, 6/1/2035	404,116
	City of Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
185,000	Series A, 3.000%, 3/1/2025	203,411
190,000	Series A, 3.000%, 3/1/2026	212,534
620,000	Series A, 4.000%, 3/1/2029	721,085
405,000	Series A, 3.500%, 12/1/2030	413,995
260,000	Series B, 3.000%, 10/1/2028	264,386
310,000	Series B, 4.000%, 6/1/2031	351,277
	City of Charleston, West Virginia,
	Sewage System Revenue Bonds:
310,000	4.000%, 7/1/2031	355,146
275,000	4.000%, 7/1/2032	312,155
180,000	City of Clarksburg, West Virginia, Water Revenue Bonds, Series E, 3.000%, 6/1/2022	181,210
	City of Fairmont, West Virginia Water Revenue Bonds:
500,000	4.000%, 7/1/2024	500,000
605,000	3.000%, 7/1/2025	605,000
575,000	3.100%, 7/1/2026	575,000
1,000,000	3.150%, 7/1/2027	1,000,000
	City of Huntington, West Virginia, Sewerage System Revenue Bonds:
300,000	3.000%, 11/1/2026	324,312
300,000	3.000%, 11/1/2028	320,874

40	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2020	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
	City of Martinsburg, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
$250,000	Series A, 3.000%, 9/1/2023	$250,505
490,000	Series A, 3.500%, 9/1/2027	491,147
	City of Saint Albans, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
220,000	Series A, 4.250%, 6/1/2026	230,034
600,000	Series B, 4.000%, 12/1/2027	614,910
	City of Wheeling, West Virginia, Waterworks & Sewerage System Revenue Bonds:
500,000	4.000%, 6/1/2026	540,355
535,000	Series A, 3.000%, 6/1/2029	561,231
555,000	Series A, 3.000%, 6/1/2030	580,386
	Claywood Park Public Service District, West Virginia, Water Revenue Bonds:
110,000	Series C, 3.200%, 11/1/2029	112,514
225,000	Series C, 3.400%, 11/1/2031	230,326
380,000	Corporation of Shepherdstown, West Virginia, Water Revenue Bonds, 3.300%, 3/1/2032	388,140
	Fairmont State University, West Virginia, Revenue Bonds:
765,000	Series A, 5.000%, 6/1/2024	850,481
1,400,000	Series B, 3.000%, 6/1/2024	1,408,708
1,000,000	Series B, 3.100%, 6/1/2025	1,006,440
	Fayette County Board of Education:
545,000	2.250%, 10/1/2030	545,937
500,000	2.000%, 10/1/2031	500,450
640,000	2.250%, 10/1/2032	640,819
565,000	2.500%, 10/1/2033	565,961
	Hampshire County, West Virginia, Building Commission Revenue Bonds:
355,000	Series A, 3.000%, 1/1/2029	363,584
380,000	Series A, 3.000%, 1/1/2031	387,110
1,660,000	Series A, 4.250%, 1/1/2035	1,769,892
2,265,000	Hancock, WV, 5/1/2036	2,315,215
1,000,000	Harrison County Building Commission, 3.500%, 10/1/2035	1,096,750

Shares/Principal Amount		Value
	Monongalia County, West Virginia, Building Commission Lease Revenue Bonds (Monongalia County Building):
$300,000	Series A, 4.000%, 2/1/2022	$300,786
250,000	Series A, 4.000%, 2/1/2023	250,612
450,000	Series A, 3.000%, 2/1/2025	450,864
750,000	Series A, 3.125%, 2/1/2026	751,493
	Morgantown Utility Board, Inc.:
500,000	4.000%, 12/1/2034	610,325
1,500,000	3.000%, 12/1/2040	1,624,470
1,430,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.500%, 12/1/2035	1,617,187
200,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.750%, 10/1/2032	211,956
	Morgantown, West Virginia, Utility Board Revenue Bonds:
1,000,000	Series A, 3.000%, 12/1/2028	1,124,630
1,000,000	Series A, 4.000%, 12/1/2029	1,163,820
1,210,000	Series A, 4.000%, 12/1/2030	1,400,406
1,000,000	Series A, 4.000%, 12/1/2031	1,153,380
	Ohio County Board of Education:
3,000,000	3.000%, 6/1/2033	3,352,710
635,000	3.000%, 6/1/2034	707,612
1,785,000	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds, Series A, 3.000%, 8/1/2025	1,811,596
600,000	Pleasants County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 4.000%, 5/1/2026	606,954
3,470,000	Preston County Board of Education General Obligation Unlimited Bonds, 4.000%, 5/1/2026	3,513,236
265,000	Putnam County, West Virginia, Public Service District Revenue Bonds, Series A, 3.500%, 4/1/2027	271,355
1,150,000	Putnam Public Service District, 3.000%, 11/1/2040	1,219,770
1,110,000	Salem, West Virginia Sewer Revenue Bonds, Series A, 4.000%, 12/1/2032	1,186,079
500,000	State of West Virginia, 5.000%, 6/1/2033	645,485

Annual Report | December 31, 2020	41

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2020

Shares/Principal Amount		Value
	Wayne County, West Virginia, Board of Education General Obligation Unlimited Bonds:
$1,220,000	3.000%, 6/1/2023	$1,299,593
795,000	3.000%, 6/1/2026	859,935
880,000	West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail), Series C, 5.375%, 7/1/2021	899,562
500,000	West Virginia Commissioner Of Highways Special Obligation Surface Transportation Improvements Bonds, Series A, 5.000%, 9/1/2029	631,425
670,000	West Virginia Economic Development Authority Lease Revenue Bonds (Clarksburg Office Building), 3.500%, 6/1/2030	735,968
1,750,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public), 4.000%, 6/1/2024	1,774,308
500,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile), 5.000%, 6/1/2022	509,390
	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection):
1,280,000	Series B, 3.375%, 11/1/2025	1,345,113
755,000	Series B, 3.500%, 11/1/2026	793,762
860,000	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project), 4.750%, 6/1/2022	862,718
1,650,000	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot), Series A, 4.750%, 8/1/2029	1,655,198
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
1,525,000	Series A, 5.000%, 6/1/2025	1,623,851
315,000	Series A, 3.375%, 6/1/2029	345,536
365,000	Series B, 3.375%, 10/1/2023	372,851
390,000	Series B, 3.500%, 10/1/2024	398,623

Shares/Principal Amount		Value
$415,000	Series B, 3.625%, 10/1/2025	$424,445
435,000	Series B, 3.750%, 10/1/2026	445,048
545,000	Series C, 3.000%, 6/1/2023	578,120
310,000	Series C, 3.500%, 6/1/2030	340,523
515,000	Series D, 5.000%, 6/1/2025	616,167
600,000	Series D, 3.250%, 6/1/2028	659,610
330,000	Series D, 3.375%, 6/1/2029	361,990
355,000	Series D, 3.500%, 6/1/2030	389,953
1,000,000	West Virginia Economic Development Authority Lottery Revenue Bonds, Series A, 5.000%, 7/1/2032	1,255,590
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
1,730,000	5.000%, 7/1/2034	2,110,738
360,000	Series B, 3.200%, 4/1/2024	369,983
375,000	Series B, 3.375%, 4/1/2025	386,149
385,000	Series B, 3.500%, 4/1/2026	396,596
400,000	Series B, 3.600%, 4/1/2027	411,980
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCs Improvement), Series D, 4.000%, 6/1/2029	1,146,470
585,000	West Virginia Hospital Finance Authority Revenue Bonds (West Virginia University Health System), Series A, 3.375%, 6/1/2029	663,454
	West Virginia Housing Development Fund:
500,000	2.000%, 11/1/2032	511,140
1,500,000	3.700%, 11/1/2032	1,662,510
500,000	3.375%, 11/1/2034	553,640
800,000	2.050%, 11/1/2035	820,312
200,000	2.250%, 11/1/2035	205,464
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
500,000	Series A, 3.000%, 7/1/2025	519,670
700,000	Series A, 3.125%, 7/1/2026	728,245
370,000	Series B, 4.000%, 7/1/2023	371,006
	West Virginia School Building Authority Lottery Revenue Capital Improvement Bonds:
500,000	Series A, 5.000%, 7/1/2024	581,405
515,000	Series A, 5.000%, 7/1/2026	573,494
535,000	Series A, 5.000%, 7/1/2027	595,337
300,000	West Virginia State Bonds, Series A, 3.250%, 6/1/2033	339,237

42	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2020	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$500,000	West Virginia State Economic Development Authority Lottery Revenue Bonds, 3.000%, 6/15/2031	$557,165
500,000	West Virginia State Hospital Finance Authority Refunding West Virginia United Health System, Series A, 4.000%, 6/1/2034	563,720
565,000	West Virginia State Housing Development Bonds, Series B, 3.800%, 11/1/2035	585,159
500,000	West Virginia State Housing Development Fund Revenue Bonds, Series A, Series A, 3.450%, 11/1/2033	556,130
340,000	West Virginia State University Revenue Bonds, Series A, 2.550%, 10/1/2021	333,921
1,150,000	West Virginia State University Revenues Revenue Bonds, Series A, 5.250%, 4/1/2028	1,332,436
1,000,000	West Virginia University, 4.000%, 10/1/2037	1,200,900
	West Virginia University Revenue Bonds (West Virginia University Project):
500,000	Series A, 5.000%, 10/1/2027	542,190
345,000	Series B, 5.000%, 10/1/2025	357,458
750,000	Series B, 4.125%, 10/1/2031	772,230
500,000	West Virginia Water Development Authority Infrastructure Revenue Bonds, Series A, 5.000%, 10/1/2032	617,505
2,605,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 5.000%, 10/1/2029	3,238,718
435,000	West Virginia Water Development Authority Revenue Bonds (Chesapeake Bay/Greenbrier River Project), Series A, 5.000%, 7/1/2022	466,094
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program I), Series B-I, 4.000%, 11/1/2024	266,758

Shares/Principal Amount		Value
$1,395,000	West Virginia Water Development Authority Revenue Bonds (Loan Program), Series B-I, 4.000%, 11/1/2025	$1,487,544
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
605,000	Series A-II, 3.000%, 11/1/2024	645,952
600,000	Series A-II, 3.250%, 11/1/2025	643,818
550,000	Series A-II, 5.000%, 11/1/2025	671,159
650,000	Series A-II, 5.000%, 11/1/2026	818,448
800,000	Series A-II, 3.000%, 11/1/2027	904,208
300,000	Series A-II, 3.125%, 11/1/2028	337,515
725,000	Series B-II, 4.000%, 11/1/2025	773,097
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program IV), Series A-IV, 5.000%, 11/1/2033	315,275
500,000	West Virginia, State Parkways Authority Senior Turnpike Toll Revenue Bonds, 5.000%, 6/1/2033	641,775
1,000,000	Wood County, West Virginia, Board of Education Public School General Obligation Unlimited Bonds, 3.000%, 6/1/2029	1,132,170
860,000	Wood County, West Virginia, Building Commission Lease Revenue Bonds, 4.000%, 1/1/2032	861,436
		115,192,753
TOTAL NON -TAXABLE MUNICIPAL BONDS
(Cost $111,823,744)		118,204,134

SHORT TERM INVESTMENTS-0.5%
	Mutual Funds-0.5%
598,056	Federated Hermes Government Obligations Fund 7-Day Yield 0.010% (at net asset value)	598,056

TOTAL SHORT TERM INVESTMENTS
(Cost $598,056)		598,056

TOTAL INVESTMENTS-99.5%
(Cost $112,421,800)		118,802,190
OTHER ASSETS AND LIABILITIES-NET(1)-0.5%		652,306
NET ASSETS- 100.0%		$119,454,496

Annual Report | December 31, 2020	43

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2020

(1)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets as of December 31, 2020.

See Notes to Financial Statements which are an integral part of the Financial Statements.

44	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2020 (Unaudited)	WesMark Tactical Opportunity Fund

As of December 31, 2020, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
EXCHANGE TRADED FUNDS (ETF)	99.2%
SHORT TERM INVESTMENTS(2)	1.0%
OTHER ASSETS AND LIABILITIES - NET(3)	-0.2%
TOTAL NET ASSETS	100.0%

As of December 31, 2020, the Fund's Category composition(4) was as follows:

Category Composition	Percentage of Total Net Assets
U.S. Sector Focused Equity	23.2%
U.S. Broad Diversified Equity	17.6%
Broad Domestic Fixed Income	15.9%
U.S. Value Company Focused Equity	13.2%
International (ex. U.S.) Equity	9.3%
International (ex. U.S.) Fixed Income	6.8%
U.S. Small and Mid Cap Equity	6.5%
Commodities	5.2%
Financial Sector	1.0%
Energy Sector	0.5%
ETF Portfolio Sub-Total	99.2%
Short Term Investments(2)	1.0%
Other Assets and Liabilities - Net(3)	-0.2%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, including written options, less liabilities.
(4)	Securities are assigned to a category classification by the Fund's advisor.

Annual Report | December 31, 2020	45

Portfolio of Investments

WesMark Tactical Opportunity Fund	December 31, 2020

Shares/Principal Amount		Value
EXCHANGE TRADED FUNDS-99.2%
BROAD DOMESTIC FIXED INCOME-15.9%
36,640	iShares® iBoxx $ Investment Grade Corporate Bond ETF	$5,061,083
25,290	iShares® iBoxx High Yield Corporate Bond ETF	2,207,817

TOTAL BROAD DOMESTIC FIXED INCOME		7,268,900

COMMODITIES-5.2%
30,000	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	457,800
26,000	iShares® Silver Trust(1)	638,820
7,153	SPDR® Gold Shares(1)	1,275,809

TOTAL COMMODITIES		2,372,429

ENERGY SECTOR-0.5%
3,947	SPDR® S&P® Oil & Gas Exploration & Production ETF	230,900

TOTAL ENERGY SECTOR		230,900

FINANCIAL SECTOR-1.0%
10,241	iShares® US Regional Banks ETF	464,327

TOTAL FINANCIAL SECTOR		464,327

INTERNATIONAL (EX. U.S.) EQUITY-9.3%
31,667	iShares® MSCI EAFE ETF(2)	2,310,425
37,578	iShares® MSCI Emerging Markets ETF(2)	1,941,655

TOTAL INTERNATIONAL (EX. U.S.) EQUITY		4,252,080

INTERNATIONAL (EX. U.S.) FIXED INCOME-6.8%
27,064	iShares® JP Morgan USD Emerging Markets Bond ETF	3,136,988

TOTAL INTERNATIONAL (EX. U.S.) FIXED INCOME		3,136,988

U.S. BROAD DIVERSIFIED EQUITY-17.6%
21,500	SPDR S&P 500® ETF Trust(2)	8,038,420
Shares/Principal Amount		Value

TOTAL U.S. BROAD DIVERSIFIED EQUITY		$8,038,420

U.S. SECTOR FOCUSED EQUITY-23.2%
26,229	First Trust Consumer Discretionary AlphaDEX Fund	1,334,532
11,908	Health Care Select Sector SPDR® Fund	1,350,844
27,617	Industrial Select Sector SPDR® Fund	2,445,485
10,115	iShares® Nasdaq Biotechnology ETF	1,532,321
33,980	Materials Select Sector SPDR® Fund	2,459,812
11,669	Technology Select Sector SPDR® Fund	1,517,203

TOTAL U.S. SECTOR FOCUSED EQUITY		10,640,197

U.S. SMALL AND MID CAP EQUITY-6.5%
15,079	iShares® Russell 2000® ETF(2)	2,956,389

TOTAL U.S. SMALL AND MID CAP EQUITY		2,956,389

U.S. VALUE COMPANY FOCUSED EQUITY-13.2%
69,342	Vanguard® Mega Cap Value ETF	6,020,272

TOTAL U.S. VALUE COMPANY FOCUSED EQUITY		6,020,272

TOTAL EXCHANGE TRADED FUNDS
(Cost $39,477,415)		45,380,902

SHORT TERM INVESTMENTS-1.0%
	Mutual Funds-1.0%
477,876	Federated Hermes Government Obligations Fund 7-Day Yield 0.010% (at net asset value)	477,876

TOTAL SHORT TERM INVESTMENTS
(Cost $477,876)		477,876

TOTAL INVESTMENTS-100.2%
(Cost $39,955,291)		45,858,778
OTHER ASSETS AND LIABILITIES-NET(3)-(0.2)%		(96,897)
NET ASSETS-100.0%		$45,761,881

(1)	Non-income producing security.

46	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2020	WesMark Tactical Opportunity Fund

(2)	On December 31, 2020, all or a portion of these securities were pledged as collateral for written options in the amount of $15,246,889.
(3)	Assets, including written options, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets as of December 31, 2020.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Written Call Options:

Description	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Notional Value	Value
iShares® MSCI EAFE ETF	$75	02/19/2021	50	$(3,111)	$364,800	$(4,600)
iShares® MSCI Emerging Markets ETF	$53	02/19/2021	75	(4,666)	387,525	(6,450)
iShares® Russell 2000® ETF	$200	02/19/2021	40	(22,848)	784,240	(23,320)
SPDR S&P 500® ETF Trust	$380	02/19/2021	50	(23,960)	1,869,400	(34,300)
				$(54,585)	$3,405,965	$(68,670)

Annual Report | December 31, 2020	47

Statements of Assets and Liabilities

December 31, 2020

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
ASSETS:

Investments in securities, at value (cost - see below)	$112,225,312	$353,737,077	$114,435,412	$231,650,769	$118,802,190	$45,858,778
Cash	8,780	156,751	25,130	1,851	–	14,136

RECEIVABLE FOR:
Dividends and interest	45,474	103,351	275,608	830,147	858,703	25,292
Investments sold	3,935,844	11,735,010	557,448	252,226	–	258,562
Fund shares sold	12,217	31,284	4,409	258,244	38,968	–
Prepaid expenses	11,587	27,426	9,541	18,813	9,755	3,809
Total Assets	116,239,214	365,790,899	115,307,548	233,012,050	119,709,616	46,160,577

LIABILITIES:

PAYABLE FOR:
Written options, at value
(Premiums received $–, $–, $44,824, $–, $– and $54,585)	–	–	61,206	–	–	68,670
Investments purchased	–	1,417,995	303,220	–	–	262,695
Fund shares redeemed	62,206	140,552	96,171	10,197	–	19,213
Income distribution payable	–	–	–	312,276	168,737	–
Fund Accounting and
Administration fees	15,197	25,429	20,950	42,372	30,903	10,919
Audit, Tax, and Legal expenses	22,993	22,993	22,993	22,993	23,015	22,910
Shareholder services fee (Note 5)	26,198	85,415	26,684	50,868	25,777	9,026
Transfer agency expenses	6,099	10,659	7,624	6,535	4,636	3,508
Registration expenses	98	–	430	–	271	–
Printing and Postage expenses	1,291	1,283	1,288	1,293	1,289	1,325
Trustees' fees and expenses	301	503	314	409	320	259
Other accrued liabilities and expenses	138	350	190	276	172	171
Total Liabilities	134,521	1,705,179	541,070	447,219	255,120	398,696
Net Assets	$116,104,693	$364,085,720	$114,766,478	$232,564,831	$119,454,496	$45,761,881

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Statements of Assets and Liabilities

December 31, 2020

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
NET ASSETS CONSIST OF :

Paid-in capital	$55,791,625	$151,665,952	$85,193,853	$228,774,144	$113,068,686	$39,499,702
Total distributable earnings	$60,313,068	$212,419,768	$29,572,625	$3,790,687	$6,385,810	$6,262,179
Net Assets	$116,104,693	$364,085,720	$114,766,478	$232,564,831	$119,454,496	$45,761,881

Shares Outstanding, No Par Value, Unlimited Shares Authorized	7,201,860	15,554,850	8,531,223	23,070,036	11,022,295	3,829,233
Net asset value, offering price & redemption price per share	$16.12	$23.41	$13.45	$10.08	$10.84	$11.95
Investments, at identified cost	$60,096,404	$153,346,003	$85,202,209	$225,479,678	$112,421,800	$39,955,291

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2020	49

Statements of Operations

For the Year Ended December 31, 2020

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes*	$868,306	$3,949,849	$2,217,526	$–	$–	$746,777
Interest	9,658	30,000	942,710	4,837,525	3,423,574	11,527
Total Investment Income	877,964	3,979,849	3,160,236	4,837,525	3,423,574	758,304
EXPENSES:
Investment adviser fee (Note 5)	727,329	2,465,483	808,879	1,366,512	705,783	305,658
Fund Accounting and
Administration fees (Note 5)	114,597	230,642	133,036	222,209	153,371	86,729
Custodian fees (Note 5)	18,596	40,712	18,124	30,753	18,174	12,058
Transfer agency expenses (Note 5)	32,482	55,862	40,427	34,056	25,114	19,012
Trustees' fees and expenses (Note 8)	27,172	52,498	28,802	42,594	30,122	21,393
Audit and tax expenses	19,722	19,722	19,722	19,722	19,722	19,639
Legal expenses	22,670	22,670	22,670	22,670	29,192	22,670
Shareholder services fee (Note 5)	242,443	821,828	269,626	569,380	294,076	101,886
Registration expenses	14,133	15,894	14,139	13,730	7,088	14,056
Printing and Postage expenses	5,489	5,543	5,516	5,489	5,502	5,963
Insurance premiums	4,116	15,083	5,175	11,359	5,792	1,932
Miscellaneous	3,768	13,028	4,382	9,388	4,680	1,514
Net Expenses	1,232,517	3,758,965	1,370,498	2,347,862	1,298,616	612,510
Net Investment Income (Loss)	(354,553)	220,884	1,789,738	2,489,663	2,124,958	145,794
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	18,081,826	30,997,177	693,045	1,674,514	55,975	673,910
Net realized gain on written options	–	266,465	10,674	–	–	157,308
Net change in unrealized appreciation (depreciation) of investments	16,581,381	48,769,116	3,355,435	3,771,435	1,803,816	2,902,487
Net change in unrealized appreciation (depreciation) of written options	–	–	(16,382)	–	–	5,643
Net realized and unrealized gain on investments	34,663,207	80,032,758	4,042,772	5,445,949	1,859,791	3,739,348
Net Increase in Net Assets Resulting from Operations	$34,308,654	$80,253,642	$5,832,510	$7,935,612	$3,984,749	$3,885,142
*Foreign tax withholding	$–	$28,002	$35,057	$–	$–	$–

See Notes to Financial Statements which are an integral part of the Financial Statements.

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Statements of Changes in Net Assets

	WesMark Small Company Growth Fund		WesMark Growth Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$(354,553)	$(424,787)	$220,884	$730,026
Net realized gain	18,081,826	593,770	31,263,642	30,181,442
Net change in unrealized appreciation	16,581,381	16,420,259	48,769,116	43,642,114
Net increase in net assets resulting from operations	34,308,654	16,589,242	80,253,642	74,553,582

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(9,440,746)	–	(26,435,378)	(20,916,409)
Decrease in net assets from distributions to shareholders	(9,440,746)	–	(26,435,378)	(20,916,409)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	8,738,188	7,620,181	19,375,754	16,588,098
Shares issued in reinvestment of distributions	2,599,130	–	8,375,367	6,721,678
Cost of shares redeemed	(16,285,252)	(9,463,409)	(48,721,725)	(33,149,673)
Net decrease resulting from beneficial interest transactions	(4,947,934)	(1,843,228)	(20,970,604)	(9,839,897)
Net Increase in Net Assets	19,919,974	14,746,014	32,847,660	43,797,276

NET ASSETS:
Beginning of Year	96,184,719	81,438,705	331,238,060	287,440,784
End of Year	$116,104,693	$96,184,719	$364,085,720	$331,238,060

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2020	51

Statements of Changes in Net Assets

	WesMark Balanced Fund		WesMark Government Bond Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,789,738	$1,902,748	$2,489,663	$3,998,123
Net realized gain (loss)	703,719	6,748,672	1,674,514	(25,426)
Net change in unrealized appreciation	3,339,053	11,395,256	3,771,435	6,761,644
Net increase in net assets resulting from operations	5,832,510	20,046,676	7,935,612	10,734,341

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(4,335,827)	(6,808,378)	(4,353,098)	(4,878,235)
Decrease in net assets from distributions to shareholders	(4,335,827)	(6,808,378)	(4,353,098)	(4,878,235)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	11,578,341	12,122,170	28,599,594	21,879,733
Shares issued in reinvestment of distributions	670,599	1,112,346	516,263	606,438
Cost of shares redeemed	(11,149,851)	(16,194,859)	(32,092,284)	(26,633,730)
Net increase (decrease) resulting from beneficial interest transactions	1,099,089	(2,960,343)	(2,976,427)	(4,147,559)
Net Increase in Net Assets	2,595,772	10,277,955	606,087	1,708,547

NET ASSETS:
Beginning of Year	112,170,706	101,892,751	231,958,744	230,250,197
End of Year	$114,766,478	$112,170,706	$232,564,831	$231,958,744

See Notes to Financial Statements which are an integral part of the Financial Statements.

52	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund		WesMark Tactical Opportunity Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$2,124,958	$2,271,580	$145,794	$356,537
Net realized gain	55,975	85,088	831,218	1,677,337
Net change in unrealized appreciation	1,803,816	3,066,050	2,908,130	3,944,851
Net increase in net assets resulting from operations	3,984,749	5,422,718	3,885,142	5,978,725

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(2,174,183)	(2,309,172)	(960,583)	(1,518,543)
Decrease in net assets from distributions to shareholders	(2,174,183)	(2,309,172)	(960,583)	(1,518,543)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	6,366,348	6,440,753	4,092,334	4,871,162
Shares issued in reinvestment of distributions	311,173	341,228	24,479	46,292
Cost of shares redeemed	(6,901,445)	(6,372,471)	(2,731,965)	(3,659,589)
Net increase (decrease) resulting from beneficial interest transactions	(223,924)	409,510	1,384,848	1,257,865
Net Increase in Net Assets	1,586,642	3,523,056	4,309,407	5,718,047

NET ASSETS:
Beginning of Year	117,867,854	114,344,798	41,452,474	35,734,427
End of Year	$119,454,496	$117,867,854	$45,761,881	$41,452,474

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2020	53

Financial Highlights

WesMark Small Company Growth Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$12.79	$10.63	$13.90	$13.32	$12.58
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(1.36)	(0.05)	(0.05)	(0.04)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	6.01	2.21	(1.89)	1.81	1.41
Total from Investment Operations	4.65	2.16	(1.94)	1.77	1.44

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	–	–	–	–	(0.04)
From Net Realized Gain on Investments	(1.32)	–	(1.33)	(1.19)	(0.66)
Total Distributions	(1.32)	–	(1.33)	(1.19)	(0.70)
Net Asset Value, End of Year	$16.12	$12.79	$10.63	$13.90	$13.32

Total Return	36.61%	20.32%	(13.72)%	13.19%	11.42%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.27%	1.26%	1.25%	1.24%	1.23%
Net Investment Income/(Loss)	(0.37)%	(0.46)%	(0.43)%	(0.33)%	0.26%
Net Assets Value End of Year (000 omitted)	$116,105	$96,185	$81,439	$101,061	$96,736
Portfolio Turnover Rate	52%	50%	88%	49%	41%

See Notes to Financial Statements which are an integral part of the Financial Statements

54	www.wesmarkfunds.com

Financial Highlights

WesMark Growth Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$19.95	$16.80	$20.00	$17.37	$18.10
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(1.66)	0.04	0.04	0.03	0.07
Net Realized and Unrealized Gain (Loss) on Investments	6.89	4.40	(1.32)	4.19	0.03
Total from Investment Operations	5.23	4.44	(1.28)	4.22	0.10

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.02)	(0.04)	(0.04)	(0.03)	(0.07)
From Net Realized Gain on Investments	(1.75)	(1.25)	(1.88)	(1.56)	(0.76)
Total Distributions	(1.77)	(1.29)	(1.92)	(1.59)	(0.83)
Net Asset Value, End of Year	$23.41	$19.95	$16.80	$20.00	$17.37

Total Return	26.31%	26.53%	(6.19)%	24.22%	0.51%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.14%	1.14%	1.13%	1.13%	1.15%
Net Investment Income	0.07%	0.23%	0.19%	0.13%	0.40%
Net Assets Value End of Year (000 omitted)	$364,086	$331,238	$287,441	$347,982	$314,067
Portfolio Turnover Rate	27%	55%	37%	37%	61%

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2020	55

Financial Highlights

WesMark Balanced Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$13.31	$11.77	$13.05	$12.30	$11.65
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.08)	(0.23)	0.23	0.22	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.72	2.14	(0.82)	1.09	0.92
Total from Investment Operations	0.64	2.37	(0.59)	1.31	1.12

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.22)	(0.23)	(0.23)	(0.21)	(0.21)
From Net Realized Gain on Investments	(0.28)	(0.60)	(0.46)	(0.35)	(0.26)
Total Distributions	(0.50)	(0.83)	(0.69)	(0.56)	(0.47)
Net Asset Value, End of Year	$13.45	$13.31	$11.77	$13.05	$12.30

Total Return	5.05%	20.30%	(4.58)%	10.77%	9.68%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.27%	1.25%	1.24%	1.23%	1.23%
Net Investment Income	1.66%	1.74%	1.69%	1.71%	1.69%
Net Assets Value End of Year (000 omitted)	$114,766	$112,171	$101,893	$116,398	$106,577
Portfolio Turnover Rate	29%	31%	35%	23%	49%

See Notes to Financial Statements which are an integral part of the Financial Statements.

56	www.wesmarkfunds.com

Financial Highlights

WesMark Government Bond Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$9.93	$9.68	$9.77	$9.84	$9.94
Income (Loss) from Investment Operations:
Net Investment Income	0.11	0.19	0.17	0.21	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.23	0.27	(0.06)	(0.09)	(0.06)
Total from Investment Operations	0.34	0.46	0.11	0.12	0.08

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.19)	(0.21)	(0.20)	(0.19)	(0.17)
From Net Realized Gain on Investments	–	–	–	–	(0.01)
Total Distributions	(0.19)	(0.21)	(0.20)	(0.19)	(0.18)
Net Asset Value, End of Year	$10.08	$9.93	$9.68	$9.77	$9.84

Total Return	3.46%	4.75%	1.15%	1.20%	0.79%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.03%	1.01%	1.01%	1.00%	1.01%
Net Investment Income	1.09%	1.72%	1.81%	2.19%	1.41%
Net Assets Value End of Year (000 omitted)	$232,565	$231,959	$230,250	$249,951	$248,517
Portfolio Turnover Rate	51%	37%	17%	26%	33%

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2020	57

Financial Highlights

WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$10.67	$10.38	$10.54	$10.36	$10.57
Income (Loss) from Investment Operations:
Net Investment Income	0.18	0.20	0.21	0.21	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.18	0.30	(0.16)	0.19	(0.20)
Total from Investment Operations	0.36	0.50	0.05	0.40	0.01

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.19)	(0.21)	(0.21)	(0.21)	(0.21)
From Net Realized Gain on Investments	0.00 (1)	0.00 (1)	–	(0.01)	(0.01)
Total Distributions	(0.19)	(0.21)	(0.21)	(0.22)	(0.22)
Net Asset Value, End of Year	$10.84	$10.67	$10.38	$10.54	$10.36

Total Return	3.48%	4.83%	0.47%	3.90%	0.06%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.10%	1.08%	1.09%	1.08%	1.05%
Net Investment Income	1.81%	1.94%	2.00%	2.01%	2.01%
Expense Waiver/Reimbursement(2)	–	–	–	–	0.02	%(3)
Net Assets Value End of Year (000 omitted)	$119,454	$117,868	$114,345	$116,039	$118,168
Portfolio Turnover Rate	10%	9%	10%	7%	17%

(1)	Less than $0.005 per share.
(2)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(3)	As of February 29, 2016, the waiver was voluntarily terminated by the Adviser.

See Notes to Financial Statements which are an integral part of the Financial Statements.

58	www.wesmarkfunds.com

Financial Highlights

WesMark Tactical Opportunity Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Period	$11.25	$10.01	$10.62	$10.00
Income (Loss) from Investment Operations:
Net Investment Income	0.04	0.10	0.05	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.91	1.56	(0.60)	0.80
Total from Investment Operations	0.95	1.66	(0.55)	0.84

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.04)	(0.11)	(0.04)	(0.05)
From Net Realized Gain on Investments	(0.21)	(0.31)	(0.02)	(0.17)
Total Distributions	(0.25)	(0.42)	(0.06)	(0.22)
Net Asset Value, End of Year	$11.95	$11.25	$10.01	$10.62

Total Return	8.48%	16.61%	(5.20)%	8.33	%(2)

RATIOS TO AVERAGE NET ASSETS

Net Expenses(3)	1.50%	1.46%	1.56%	1.75	%(4)
Net Investment Income(3)(5)	0.36%	0.91%	0.55%	0.50	%(4)
Expense Waiver/Reimbursement(6)	–	–	–	0.23	%(4)
Net Assets Value End of Year (000 omitted)	$45,762	$41,452	$35,734	$28,023
Portfolio Turnover Rate	169%	152%	145%	88%

(1)	The WesMark Tactical Opportunity Fund commenced operations on March 1, 2017.
(2)	Total return not annualized for periods less than one full year.
(3)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying investment companies in which the Fund invests.
(4)	Ratios for periods of less than a year are annualized.
(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2020	59

Notes to Financial Statements

December 31, 2020

1. ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”), which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund (“Small Company Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Growth Fund (“Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia
WesMark Tactical Opportunity Fund (“Tactical Opportunity Fund”)	Diversified	To achieve capital appreciation

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
››	Fixed-income securities acquired with remaining maturities greater than 60 days are valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
››	Fixed-income securities acquired with remaining maturities of 60 days or less may be valued using price evaluations provided by a pricing service approved by the Trustees. They may also be valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates value.
››	Options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.
››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

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Notes to Financial Statements

December 31, 2020

Fair Valuation and Significant Events Procedures – The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
››	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and
››	Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation approach used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation approach. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.
Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Annual Report | December 31, 2020	61

Notes to Financial Statements

December 31, 2020

The following is a summary of the inputs used as of December 31, 2020 in valuing the Funds’ investments carried at fair value:

Small Company Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$109,829,736	$–	$–	$109,829,736
Exchange Traded Funds	218,236	–	–	218,236
Short Term Investments	2,177,340	–	–	2,177,340
Total	$112,225,312	$–	$–	$112,225,312

Growth Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$346,531,987	$–	$–	$346,531,987
Short Term Investments	7,205,090	–	–	7,205,090
Total	$353,737,077	$–	$–	$353,737,077

Balanced Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$78,078,792	$–	$–	$78,078,792
Exchange Traded Funds	2,221,988	–	–	2,221,988
Corporate Bonds	–	17,957,714	–	17,957,714
U.S. Government Agency - Collateralized Mortgage Obligations	–	2,636,456	–	2,636,456
Commercial Mortgage-Backed Securities	–	2,160,627	–	2,160,627
U.S. Government Agency - Mortgage- Backed Securities	–	6,729,995	–	6,729,995
U.S. Government Agency Securities	–	1,486,344	–	1,486,344
Taxable Municipal Bonds	–	2,430,603	–	2,430,603
Non-Taxable Municipal Bonds	–	488,524	–	488,524
Short Term Investments	244,369	–	–	244,369
Total	$80,545,149	$33,890,263	$–	$114,435,412

Other Financial Instruments
Liabilities
Written Options	$(61,206)	$–	$–	$(61,206)
Total	$(61,206)	$–	$–	$(61,206)

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Notes to Financial Statements

December 31, 2020

Government Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Agency - Collateralized Mortgage Obligations	$–	$114,395,088	$–	$114,395,088
U.S. Government Agency - Mortgage- Backed Securities	–	55,549,084	–	55,549,084
Taxable Municipal Bonds	–	45,766,060	–	45,766,060
Non-Taxable Municipal Bonds	–	1,138,520	–	1,138,520
Short Term Investments	14,802,017	–	–	14,802,017
Total	$14,802,017	$216,848,752	$–	$231,650,769

West Virginia Municipal Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Non-Taxable Municipal Bonds	$–	$118,204,134	$–	$118,204,134
Short Term Investments	598,056	–	–	598,056
Total	$598,056	$118,204,134	$–	$118,802,190

Tactical Opportunity Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$45,380,902	$–	$–	$45,380,902
Short Term Investments	477,876	–	–	477,876
Total	$45,858,778	$–	$–	$45,858,778

Other Financial Instruments
Liabilities
Written Options	$(68,670)	$–	$–	$(68,670)
Total	$(68,670)	$–	$–	$(68,670)

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2020. Thus, a reconciliation of assets in which unobservable inputs (Level 3) were used is not applicable for the Funds.

*	For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolios of Investments.

Annual Report | December 31, 2020	[63]

Notes to Financial Statements

December 31, 2020

Investment Income, Expenses and Distributions – Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Trust level expenses are allocated to each Fund based on net assets, equally across all Funds, or to a specific Fund, whichever is deemed most appropriate for a particular expense. Each Fund pays its own expenses.

Distributions of net investment income, if any, for the Small Company Growth Fund, Growth Fund, and Tactical Opportunity Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Growth Fund, Growth Fund, Balanced Fund, Government Bond Fund, West Virginia Municipal Bond Fund, and Tactical Opportunity Fund are declared and paid annually.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted over the estimated lives of such securities for financial statement purposes using the effective interest method. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, (the “Code”) and to distribute to shareholders each year substantially all of its income. As of and during the year ended December 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have not incorporated uncertain tax positions that require a provision for income taxes and federal and state taxing authorities.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income is earned.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Derivative Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

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Notes to Financial Statements

December 31, 2020

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities.

Writing Covered Call Options and Purchasing Put Options

The Funds will not write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable forms without further payment or after segregating cash in the amount of any further payment.

The Funds will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

Option contracts (options) - are rights to buy or sell a security for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (OTC) market and may be bought or sold on a wide variety of securities. As of December 31, 2020, all options held are exchange-traded and not subject to master netting arrangements.

A Fund may buy and/or sell the following types of options:

Call Options – A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:

››	Buy call options on a security in anticipation of an increase in the value of the security; or
››	Sell call options on a security to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying security. If a Fund writes a call option on a security that it owns and that call option is exercised, a Fund must deliver the security to the buyer and foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received.

Put Options – A put option gives the holder the right to sell the security to the writer of the option. A Fund may use put options in the following ways:

››	Buy put options on a security in anticipation of a decrease in the value of the security; or
››	Write put options on a security to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the security. In writing puts, there is a risk that a Fund may be required to take delivery of the security when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions. Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the security).

Annual Report | December 31, 2020	65

Notes to Financial Statements

December 31, 2020

The effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2020:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
WesMark Balanced Fund
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$61,206
Total		–		$61,206
WesMark Tactical Opportunity Fund
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$68,670
Total		–		$68,670

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
WesMark Growth Fund
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$266,465	$–
Total		$266,465	$–
WesMark Balanced Fund
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$10,674	$(16,382)
Total		$10,674	$(16,382)
WesMark Tactical Opportunity Fund
Equity Contracts (Purchased Options)	Net realized gain (loss) on investments/Net change in unrealized appreciation (depreciation) on investments	$(108,919)	$7,794
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$157,308	$5,643
Total		$48,389	$13,437

The Growth Fund, Balanced Fund and Tactical Opportunity Fund had average monthly written call option notional value of $(4,214,533), $(420,909), and $(4,562,470), respectively, during the year ended December 31, 2020. The Tactical Opportunity Fund had average monthly purchased option notional value of $890,073 during the year ended December 31, 2020.

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Notes to Financial Statements

December 31, 2020

Market Risk – The Funds may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

The public health crisis caused by the novel coronavirus disease known as COVID-19 has become a pandemic that has resulted in, and may continue to result in, significant global economic and market volatility. COVID-19 has caused, and may continue to cause, societal disruptions such as quarantines, travel restrictions, workforce displacement and loss of resources. There is significant uncertainty surrounding the magnitude, duration, reach, costs and other effects of the COVID-19 pandemic, including actions that have been or could be taken by governmental authorities or other third parties. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect economies and markets in ways that cannot be foreseen.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Small Company Growth Fund
Shares sold	755,653	636,087
Shares issued to shareholders in payment of distributions declared	164,710	–
Shares redeemed	(1,238,536)	(777,322)
Net decrease resulting from share transactions	(318,173)	(141,235)
Common shares outstanding, end of period	7,201,860	7,520,033

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Growth Fund
Shares sold	956,297	859,461
Shares issued to shareholders in payment of distributions declared	362,574	339,815
Shares redeemed	(2,369,749)	(1,706,737)
Net decrease resulting from share transactions	(1,050,878)	(507,461)
Common shares outstanding, end of period	15,554,850	16,605,728

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Balanced Fund
Shares sold	935,567	942,597
Shares issued to shareholders in payment of distributions declared	51,586	84,808
Shares redeemed	(884,291)	(1,252,880)
Net increase/(decrease) resulting from share transactions	102,862	(225,475)
Common shares outstanding, end of period	8,531,223	8,428,361

Annual Report | December 31, 2020	67

Notes to Financial Statements

December 31, 2020

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Government Bond Fund
Shares sold	2,829,844	2,219,675
Shares issued to shareholders in payment of distributions declared	50,998	61,339
Shares redeemed	(3,180,339)	(2,697,930)
Net decrease resulting from share transactions	(299,497)	(416,916)
Common shares outstanding, end of period	23,070,036	23,369,533

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
West Virginia Municipal Bond Fund
Shares sold	589,584	609,151
Shares issued to shareholders in payment of distributions declared	28,859	32,160
Shares redeemed	(645,953)	(602,403)
Net increase/(decrease) resulting from share transactions	(27,510)	38,908
Common shares outstanding, end of period	11,022,295	11,049,805

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Tactical Opportunity Fund
Shares sold	404,246	447,304
Shares issued to shareholders in payment of distributions declared	2,062	4,156
Shares redeemed	(261,018)	(338,996)
Net increase resulting from share transactions	145,290	112,464
Common shares outstanding, end of period	3,829,233	3,683,943

4. FEDERAL TAX INFORMATION AND TAX BASIS

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. During the fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or paid‐in capital.

For federal income tax purposes, the following amounts apply as of December 31, 2020:

Fund Name	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes (includes cost of derivatives)
Small Company Growth Fund	$52,378,585	$(249,677)	$52,128,908	$60,096,404
Growth Fund	$200,304,019	$(118,331)	$200,185,688	$153,551,389
Balanced Fund	$29,590,093	$(378,007)	$29,212,086	$85,162,120
Government Bond Fund	$6,376,750	$(205,659)	$6,171,091	$225,479,678
West Virginia Municipal Bond Fund	$6,407,028	$(26,638)	$6,380,390	$112,421,800
Tactical Opportunity Fund	$5,905,970	$(20,032)	$5,885,938	$39,904,171

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Notes to Financial Statements

December 31, 2020

The difference between book and tax basis for unrealized appreciation/(depreciation) for the Funds is attributable to wash sales, deferred dividends, and certain other investments.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended December 31, 2020 and December 31, 2019 was as follows:

	For Year Ended December 31, 2020
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$9,440,746	$9,440,746
Growth Fund	$–	$248,515	$26,186,863	$26,435,378
Balanced Fund	$–	$1,912,881	$2,422,946	$4,335,827
Government Bond Fund	$–	$4,353,098	$–	$4,353,098
West Virginia Municipal Bond Fund	$2,122,947	$2,068	$49,168	$2,174,183
Tactical Opportunity Fund	$–	$328,108	$632,475	$960,583

	For Year Ended December 31, 2019
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$–	$–
Growth Fund	$–	$726,048	$20,190,361	$20,916,409
Balanced Fund	$–	$1,939,185	$4,869,193	$6,808,378
Government Bond Fund	$–	$4,878,235	$–	$4,878,235
West Virginia Municipal Bond Fund	$2,219,650	$51,958	$37,564	$2,309,172
Tactical Opportunity Fund	$–	$1,251,404	$267,139	$1,518,543

As of December 31, 2020, the Funds most recent year end, the components of distributable earnings on a tax basis was as follows:

	Undistributed net investment	Accumulated net realized gain (loss) on	Other cumulative effect of timing	Net unrealized appreciation (depreciation) on
Fund Name	income	investments	differences	investments	Total
Small Company Growth Fund	$2,829,869	$5,354,291	$–	$52,128,908	$60,313,068
Growth Fund	$21,274	$12,212,806	$–	$200,185,688	$212,419,768
Balanced Fund	$16,126	$341,946	$2,467	$29,212,086	$29,572,625
Government Bond Fund	$143,910	$(2,524,314)	$–	$6,171,091	$3,790,687
West Virginia Municipal Bond Fund	$–	$5,420	$–	$6,380,390	$6,385,810
Tactical Opportunity Fund	$–	$376,241	$–	$5,885,938	$6,262,179

Annual Report | December 31, 2020	69

Notes to Financial Statements

December 31, 2020

Capital loss carryovers used during the year ended December 31, 2020, were as follows:

Fund Name	Capital Losses
Small Company Growth Fund	$102,367

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2020, the following amounts are available as carry forwards to the next tax year:

	Non expiring
Fund Name	ST	LT
Government Bond Fund	$1,221,606	$1,208,153

The Fund elects to defer to the period ending December 31, 2021, capital losses recognized during the period November 1, 2020 to December 31, 2020 in the amount of:

Fund Name	Capital Losses
Government Bond Fund	$94,555

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%
Tactical Opportunity Fund	0.75%

The Adviser is contractually obligated to waive a portion of its fees and reimburse other expenses until February 28, 2021 in amounts necessary to limit the Tactical Opportunity Fund’s operating expenses (including the organizational expenses of the Fund, but excluding interest expense, fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.75%. This expense limitation arrangement may not be terminated by the Adviser prior to such date unless such termination is approved by the Trustees. The Adviser is not entitled to recoup any of the fees or expenses waived or reimbursed within this expense limitation arrangement.

For the year ended December 31, 2020, the Adviser did not waive any fees due to expenses being under the limit.

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on the daily average aggregate net assets of the Trust for the period, subject to an annual minimum (on the Trust level). The annual minimum fee will be allocated among the Funds using an equal per-Fund allocation. Any remaining amounts of the minimum fee after the per-Fund allocation will be allocated among the Funds based upon the relative net assets of each Fund.

Transfer Agent Fee – ALPS is the Transfer Agent and Dividend Disbursing Agent for the Funds. ALPS receives an annual base fee per Fund in addition to certain out-of-pocket expenses.

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Notes to Financial Statements

December 31, 2020

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”), an affiliate of ALPS, serves as the Funds’ distributor. The Funds currently have no active distribution plan pursuant to Rule 12b‐1 under the ACT.

Shareholder Services Fee – Under the terms of Shareholder Services Agreements with WesBanco Bank ("WesBanco", an affiliate of the Adviser) and other financial institutions, the Funds may pay WesBanco as well as other financial institutions, up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and other financial institutions may voluntarily choose to waive any portion of their fee, which arrangement they can modify or terminate at any time at their sole discretion.

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2020 were as follows:

Fund	Purchases	Sales
Small Company Growth Fund	$48,313,683	$67,118,036
Growth Fund	86,083,154	137,374,310
Balanced Fund	28,926,732	26,724,433
Government Bond Fund	84,350,018	95,567,394
West Virginia Municipal Bond Fund	12,011,512	11,722,928
Tactical Opportunity Fund	66,519,039	65,493,291

Purchases and Sales of U.S. Government Securities, other than short-term securities, for the year ended December 31, 2020 were as follows:

Fund	Purchases	Sales
Balanced Fund	$2,071,438	$4,006,666
Government Bond Fund	28,456,708	26,483,367

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it is more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, as of December 31, 2020, 29% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

Annual Report | December 31, 2020	71

Notes to Financial Statements

December 31, 2020

8. COMPENSATION OF TRUSTEES

None of the Trustees are entitled to receive any retirement, pension plan or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees. No officers of the Funds are compensated by the Funds, but officers may be reimbursed by the Funds for travel and related expenses incurred in performing their duties.

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued guidance providing optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR (London Interbank Offered Rate) or other interbank‐offered based reference rates as of the end of December 2021. Management continues to evaluate the impact of the guidance and may apply other elections, as applicable, as the expected market transition to alternative reference rates evolves.

10. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for the Balanced Fund: On January 29, 2021, the Balanced Fund paid a monthly distribution of $0.018 per share to common shareholders of record as of January 20, 2021.

Shareholder Distributions for Government Bond Fund and West Virginia Municipal Bond Fund: On February 1, 2021, the Government Bond Fund and the West Virginia Municipal Bond Fund paid daily distributions declared from January 1, 2021 to January 31, 2021 totaling $0.012 and $0.015 per share, respectively, to common shareholders.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

WesMark Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds, comprising WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, WesMark West Virginia Municipal Bond Fund, and WesMark Tactical Opportunity Fund (the “Funds”) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended of WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, and WesMark West Virginia Municipal Bond Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four periods in period then ended of WesMark Tactical Opportunities Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations, the changes in net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 25, 2021

Annual Report | December 31, 2020	73

Shareholder Expense Example

December 31, 2020 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

ACTUAL EXPENSES

The first line of the table below (“Actual Fund Return”) provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expense Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each fund of the table below (“Hypothetical Fund Return”) provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below (“Hypothetical Fund Return”) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Growth Fund
Actual Fund Return	$1,000.00	$1,344.00	$7.42	1.26%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.80	$6.39	1.26%
WesMark Growth Fund
Actual Fund Return	$1,000.00	$1,245.00	$6.43	1.14%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.41	$5.79	1.14%
WesMark Balanced Fund
Actual Fund Return	$1,000.00	$1,120.10	$6.82	1.28%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.70	$6.50	1.28%
WesMark Government Bond Fund
Actual Fund Return	$1,000.00	$1,002.00	$5.18	1.03%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.96	$5.23	1.03%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$1,000.00	$1,012.90	$5.62	1.11%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.56	$5.63	1.11%
WesMark Tactical Opportunity Fund
Actual Fund Return	$1,000.00	$1,173.50	$8.25	1.51%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,017.55	$7.66	1.51%

(1)	Expenses are equal to the Funds' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).
(2)	Annualized, based on the Fund's most recent fiscal half-year expenses.

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Board of Trustees and Trust Officers

December 31, 2020 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising six portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

Name, Year of Birth, Address* and Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
Independent Trustees
Lawrence E. Bandi (1954) TRUSTEE Began serving September 2004

Principal Occupations: Retired

Other Directorships: Welty Corporation, St. Vincent’s de Paul Parish School.

Previous Positions: President, Central Catholic High School (Education); President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality).

Mark M. Gleason (1950) TRUSTEE Began serving January 2011

Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm).

Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).

Gary J. Madich (1955) TRUSTEE Began serving November 2020

Principal Occupation: Retired

Other Directorships: Managing Director/CEO Global Fixed Income and previously Managing Director/Global CIO Fixed Income, JPMorgan Investment Management (Investment Management); Senior Managing Director/ CIO Fixed Income, Banc One Investment Advisors (Investment Management); Senior Vice President and Senior Portfolio Manager Fixed Income, Federated Investors (Investment Management).

Interested Trustees
Robert E. Kirkbride** (1939) CHAIRMAN AND TRUSTEE Began serving September 2004	Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.(Financial Services); Vice President and Director, Ohio Valley Land Company (Real Estate Development); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); President and Director, Thunder Corporation (Oil and Gas Production); Member and Manager, Marietta Ventures LLC (real estate development and related consulting); Vice President and Director, Spartan Foundation (private foundation).
J. Christopher Gardill*** (1976) TRUSTEE Began serving August 2015	Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm). Other Directorships: Board Member, Wheeling Vintage Raceboat Regatta (Private Organization).

*	All Trustees may be reached via he Funds at 1290 Broadway, Suite 1000, Denver, CO, 80203.
**	Mr. Kirkbride is an interested person due to his security holdings in WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Kirkbride previously served as a Director for WesBanco, Inc. and WesBanco Bank, Inc., and currently serves as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc.
***	Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to Wesbanco Inc. and Wesbanco Bank. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill was also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

Annual Report | December 31, 2020	75

Board of Trustees and Trust Officers

December 31, 2020 (Unaudited)

The name, address, age and principal occupations for the past five years of the officers of the Trust are listed below. Each officer serves as an officer of the six fund portfolios that comprise the Trust.

Name, Year of Birth and Address*	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers
Scott Love (1976)	CHIEF EXECUTIVE OFFICER, PRESIDENT Began Serving: March 2020	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Senior Vice President, WesBanco Trust and Investment Services. Previous Positions: Vice President of the WesMark Funds.
Jennifer S. Roth (1975)	CHIEF COMPLIANCE OFFICER Began Serving: August 2019

Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Senior Vice President of WesBanco Investment Department and Webanco Trust and Investment Services; Registered Principal WesBanco Securities, Inc.

Previous Positions: Chief Compliance Officer/Compliance Manager, Global Alternative Investment Services, Inc., 2015 to August 2019; Chief Compliance Officer.

Steven Kellas (1966)	CHIEF FINANCIAL OFFICER, TREASURER Began Serving: January 2013	Principal Occupation: Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds, Senior Vice President WesBanco Trust and Investment Services.
Todd P. Zerega (1974)	SECRETARY Began Serving: September 2004	Principal Occupations: Partner, Perkins Coie LLP. Previous Positions: Partner, Reed Smith LLP.
Karen Gilomen (1970)	ASSISTANT SECRETARY Began Serving: November 2016

Principal Occupation: Vice President, Senior Counsel, SS&C ALPS.

Previous Positions: Vice President – General Counsel & Chief Compliance Officer, Monticello Associates, Inc., January 2010 – August 2016.

Gina Meyer (1980)	ASSISTANT TREASURER Began Serving: May 2020

Principal Occupation: VP, Relationship Manager and Fund Controller, SS&C ALPS since 2020.

Previous Positions: VP, Relationship Manager, ALPS Fund Services, Inc. from 2016-2020; Fund Controller, SS&C ALPS from 2012-2016.

The Funds’ current Statement of Additional Information contains additional information about the Funds’ Trustees and is available, without charge, upon request, by calling the Funds toll-free at 1-800-864-1013.

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Additional Information

December 31, 2020 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N-PORT. These filings are also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

WESMARK FUNDS SPECIAL MEETING OF SHAREHOLDERS- VOTING RESULTS

On January 4, 2021 the WesMark Funds held a special meeting of shareholders to consider the proposal set forth below:

Proposal 1: Election of Trustees: the election of J. Christopher Gardill and Gary J. Madich as Trustees with indefinite terms;

J. Christopher Gardill	Number of Shares	% of Shares Voted
Affirmative	64,316,639	99.04%
Withheld	621,923	0.96%
Total	64,938,562	100.00%

Gary J. Madich	Number of Shares	% of Shares Voted
Affirmative	64,938,562	100.00%
Withheld	0.00	0.00%
Total	64,938,562	100.00%

Annual Report | December 31, 2020	77

Additional Information

December 31, 2020 (Unaudited)

NOTICE TO STOCKHOLDERS

For the year ended December 31, 2020, 97.67% of the distributions from net investment income for West Virginia Municipal Bond Fund are exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2020, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	99.90%
Tactical Opportunity Fund	88.12%

For the year ended December 31, 2020, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	100.00%
Tactical Opportunity Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Small Company Growth Fund, West Virginia Municipal Bond Fund, Growth Fund, Balanced Fund, and Tactical Opportunity Fund designated $9,440,746, $49,168, $26,186,863, $2,422,946, and $632,475, respectively as long-term capital gain dividends.

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Glossary of Terms

December 31, 2020 (Unaudited)

Basis points – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Commercial Mortgage Securities (CMBS) – fixed-income investment products that are backed by mortgages on commercial properties rather than residential real estate.

Consumer Price Index (CPI) – a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Covered call – an options strategy where an investor holds a long position in an asset and writes (sells) call options on that same asset to generate an income stream.

Duration – a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities that receive support through federal subsidies, loan or other benefits. Floating rate debt – a debt instrument with a variable interest rate.

HFRI Fund of Funds Composite Index – The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds.

LIBOR – London Interbank Offered Rate – a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Backed Securities – a type of asset-backed security that is secured by a mortgage or collection of mortgages.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage-backed security. Some mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as "pools" themselves. These are the simplest form of mortgage-backed security.

MSCI All World index – The MSCI All World Index captures large and mid-c stocks across 23 developed and 27 emerging markets.

MSCI EAFA Index – The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index – The MSCI Emerging Markets Index captures large and mid cap representation across 27 Emerging Markets (EM) countries.

Options – a contract which offers the buyer the right, but not the obligation, to buy (call option) or sell (put option) the underlying asset at an agreed-upon price during a certain period of time or on a specific date.

Russell 2000 Index – an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P 500 – a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S.

Annual Report | December 31, 2020	79

Glossary of Terms

December 31, 2020 (Unaudited)

S&P 600 – An index of small-cap stocks managed by Standard and Poor's. The S&P 600 SmallCap Index covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States.

VIX Index – The Volatility Index, or VIX, is a real-time market index created by the Chicago Board Options Exchange (CBOE), that represents the market's expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors' sentiments.

Yield – the income return on an investment, such as the interest or dividends received from holding a particular security.

Yield curve – a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Yield spread – the difference between yields on differing debt instruments of varying maturities, credit ratings and risk, calculated by deducting the yield of one instrument from another.

Investment Ratings:

Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long-Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa
Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.	A	A
Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.	BBB	Baa
Judged to have speculative elements, but has less near-term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.	BB	Ba
Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.	B	B
Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

Credit rating firms, such as Standard & Poor's and Moody's, use different designations consisting of upper- and lower-case letters 'A' and 'B' to identify a bond's credit quality rating. 'AAA' and 'AA' (high credit quality) and 'A' and 'BBB' (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations ('BB', 'B', 'CCC', etc.) are considered low credit quality, and are commonly referred to as "junk bonds."

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WesMark Funds[SM]

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

WesBanco

WesBanco Investment Department, Investment Adviser
A Division of WesBanco Bank, Inc.

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc., Distributor

WMK000536

(b)	Not Applicable.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable to the registrant.

(f)(3) The registrant hereby undertakes to provide to any person, without charge, upon request, a copy of the code of ethics referenced in Item 2(a) above. To request a copy of the code of ethics, contact the registrant at 1-800-864-1013.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are each an “audit committee financial expert” and are “independent” for purposes of this Item: Lawrence E. Bandi and Mark M. Gleason.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2019 and December 31, 2020 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $81,000 and $83,500 respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2019 and December 31, 2020 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2019 and December 31, 2020 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $18,000 and $18,500, respectively.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2019 and December 31, 2020 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $12,500 and $12,800 respectively. These services were provided in connection with conducting Rule 17f-2 examinations and preparing related SEC filings.

(e)(1) Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit Services; all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services; all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax Services; all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) of this Item provided.

(f) Not applicable to registrant.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal years of the registrant ended December 31, 2019 and December 31, 2020 were $30,500 and $31,300, respectively.

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/Scott Love
Scott Love
President and Chief Executive Officer
(Principal Executive Officer)

Date	March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Scott Love
Scott Love
President and Chief Executive Officer
(Principal Executive Officer)

Date	March 4, 2021

By	/s/Steven Kellas
Steven Kellas
Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date	March 4, 2021